                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Escalon Medical Corp.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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

                                 [ESCALON LOGO]

                             ESCALON MEDICAL CORP.
                             351 E. CONESTOGA ROAD
                                WAYNE, PA 19087
                      TEL. 610-688-6830 FAX. 610-254-8958

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 9, 1999

To the Stockholders of Escalon Medical Corp.:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of the Stockholders of Escalon Medical Corp. (the "Company") will be held at the offices of Duane, Morris & Heckscher LLP, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103-7396, on Tuesday, November 9, 1999, at 9:00 a.m., local time, for the following purposes:

     1.  To elect five directors;

     2. To consider a proposal to approve the Company's 1999 Equity Incentive Plan;

     3. To consider a proposal to change the Company's state of incorporation from California to Delaware;

     4. To ratify the selection of Parente Randolph Orlando Carey & Associates, LLP as the Company's independent auditors for the fiscal year ending June 30, 2000; and

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on September 14, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting for ten days prior to the meeting during ordinary business hours at the Company's executive offices at 351 E. Conestoga Road, Wayne, Pennsylvania 19087.

     Stockholders are cordially invited to attend the Annual Meeting. In order to constitute a quorum for the conduct of business at the Annual Meeting, the holders of a majority of all outstanding shares of the Company's Common Stock entitled to vote must be present in person or be represented by proxy.

                                          By Order of the Board of Directors,

                                          DOUGLAS R. MCGONEGAL
                                          Secretary

Wayne, Pennsylvania
October 11, 1999

EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A STOCKHOLDER DECIDES TO ATTEND THE ANNUAL MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                             ESCALON MEDICAL CORP.
                             351 E. CONESTOGA ROAD
                                WAYNE, PA 19087
                               ------------------

                                PROXY STATEMENT
                               ------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 9, 1999

GENERAL INFORMATION ON THE MEETING

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Escalon Medical Corp., a California corporation (the "Company"), for use at the 1999 Annual Meeting of Stockholders of the Company to be held on Tuesday, November 9, 1999, at 9:00 a.m., local time, at the offices of Duane, Morris & Heckscher LLP, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103-7396, and at any adjournment, postponement or continuation thereof.

     The cost of soliciting proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. In addition to the use of the mails, proxies may be solicited by certain officers, directors and regular employees of the Company, without extra compensation, by telephone, facsimile transmission or personal interview. Although there is no formal agreement to do so, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxies and proxy material to the beneficial owners of the Company's Common Stock. This proxy statement and accompanying proxy are first being sent to the stockholders of the Company on or about October 11, 1999.

RECORD DATE AND VOTING

     Only stockholders of record at the close of business on September 14, 1999 are entitled to notice of, and to vote at, the Annual Meeting. As of September 14, 1999, 3,242,184 shares of the Company's Common Stock were issued and outstanding, all of which are entitled to be voted at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held on all matters to come before the meeting.

     The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company written notice of revocation or by appearing at the meeting and voting in person. A prior proxy is automatically revoked by a stockholder delivering a valid proxy to the Secretary of the Company bearing a later date. Shares represented by all valid proxies will be voted in accordance with the instructions contained in the proxies. In the absence of instructions, shares represented by valid proxies will be voted for all nominees listed herein under "Election of Directors," for the approval of the Company's 1999 Equity Incentive Plan, for the approval of the reincorporation of the Company from California to Delaware and for ratification of the selection of Parente Randolph Orlando Carey & Associates, LLP as the Company's independent auditors for the fiscal year ending June 30, 2000.

     The election of directors will be determined by a plurality of the votes cast, while approval of any other items at the Annual Meeting will require the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting. Additionally, in voting for directors, if any stockholder gives notice at the meeting, prior to voting, of an intention to cumulate votes, then each stockholder has the right to cumulate votes and to give any one or more of the nominees whose names have been placed in nomination prior to voting a number of votes equal to the number of directors to be elected multiplied by the number of shares which the stockholder is entitled to vote. Discretionary authority to cumulate votes and distribute such votes among some or all of the nominees in the event that cumulative voting is invoked by any stockholder is solicited by the Board of Directors. In the case of shares that are present at the Annual Meeting for quorum purposes, not voting those shares for a particular nominee for director (including by withholding authority on the proxy) will not operate to prevent the election of that nominee if he or she otherwise receives affirmative votes; an abstention on any other item will operate to prevent approval of the item to the same extent as a vote against approval of such item and a broker "non-vote" on any item (which results when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner and those matters are matters with respect to which the broker has no discretion to vote) will have no effect on the outcome of the vote on such item.

                                (PROPOSAL NO. 1)

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of five members. Each director is currently elected for a term of one year and until his successor is elected and has qualified or until his earlier resignation or removal.

     The Board of Directors has nominated the following nominees for election as directors of the Company at the Annual Meeting. Each of the nominees, except for William Kwan, is now a director of the Company with a term expiring at the Annual Meeting. Jack M. Dodick, M.D., is not standing for reelection, and his term will expire upon the election of his successor at the Annual Meeting. Each of the nominees has agreed to serve if elected. Unless an instruction is given by a stockholder on the proxy card to withhold a vote as to a nominee or nominees, the proxy holders will vote the proxies received by them for the five nominees, or, in the unlikely event that any nominee becomes unable to serve as a director, for other persons designated by the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES.

                             NOMINEES FOR ELECTION

                                 YEAR FIRST BECAME DIRECTOR, PRINCIPAL OCCUPATIONS DURING
NAME OF DIRECTOR         AGE            PAST FIVE YEARS AND CERTAIN DIRECTORSHIPS
----------------         ---    ----------------------------------------------------------
Richard J. DePiano...    58     Mr. DePiano has been a director of the Company since
                                February 1996 and has served as Chairman and Chief
                                Executive Officer of the Company since March 1997. Mr.
                                DePiano has been the Chief Executive Officer of the
                                Sandhurst Company, L.P. and Managing Director of the
                                Sandhurst Venture Fund since 1986. Mr. DePiano is Chairman of the Board of Directors of Surgical Laser Technologies,
                                Inc.
Jay L. Federman,         61     Dr. Federman served as the Chairman of the Board of
  M.D................           Directors of the Company from February 1996 to March 1997
                                and continues to serve on the Board of Directors. Dr.
                                Federman has served as the Chief of the Division of
                                Ophthalmology at the Medical College Pennsylvania and
                                M.C.P. Hahnemann School of Medicine and as Co-Director of
                                the Retina Service at Wills Eye Hospital in Philadelphia,
                                Pennsylvania. Dr. Federman is a director of Surgical Laser
                                Technologies, Inc.
Fred G. Choate.......    53     Mr. Choate has been a director of the Company since
                                November 1998. Mr. Choate has served as President of
                                Beaumark Capital LLP, a venture capital firm, since
                                January 1999. Mr. Choate served as Manager of the Greater
                                Philadelphia Venture Capital Corp. from 1992 through 1998.
William Kwan.........    59     Retired; Vice President of Business Development of Alcon
                                Laboratories, Inc., a medical products company, from
                                October 1996 to 1999, and Vice President of International
                                Surgical and Instruments from November 1989 to October
                                1996.
Jeffrey F.               39     President and CEO of X-SITE Medical L.L.C. since January
  O'Donnell..........           1999; President of Radiance Medical Systems Inc.,
                                cardiology products, from May 1997 to January 1999; Vice
                                President of Sales of Kensey Nash Corporation, cardiology
                                products, from January 1995 to May 1997.

     If the proposal to reincorporate the Company in Delaware is approved, the Board of Directors of the Delaware corporation will consist of the five nominees named above; however, the Board of Directors will be classified into three classes. Mr. DePiano and Dr. Federman will become Class III directors, whose terms will expire in three years; Mr. O'Donnell and Mr. Choate will become Class II directors, whose terms will expire in two years; and Mr. Kwan will be a Class I director, whose term will expire in one year. See "Approval of the Reincorporation of the Company from California to Delaware -- Significant Changes Caused by Reincorporation" and "-- Classification of the Board of Directors and Certain Other Related Matters."

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held six meetings during the fiscal year ended June 30, 1999. Each director attended in person or telephonically at least 85% of the total number of meetings of the Board of Directors and the Committees of which they were members.

     The Board of Directors has established three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee.

     Executive Committee. The Executive Committee has the authority to take action that can be taken by the Board of Directors, consistent with applicable law, between meetings of the Board of Directors. The Executive Committee consists of three directors: Mr. DePiano, Mr. Choate and Dr. Federman.

     Audit Committee. The Audit Committee has the primary responsibility for ensuring the integrity of the financial information reported by the Company. The Committee's functions include: (i) making recommendations concerning the selection of independent auditors; (ii) reviewing the scope of the annual audit to be performed by the independent auditors; (iii) reviewing the results of those audits; and (iv) meeting periodically with management and the Company's independent auditors to review financial, accounting and internal control matters. The Audit Committee held one meeting during the fiscal year ended June 30, 1999. The Audit Committee consists of two directors: Messrs. Choate and Dodick.

     Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors on the compensation and benefits payable to the officers and key employees of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. The Compensation Committee is also charged with determining candidates who are eligible for grants of stock options under the Company's stock option plans. In addition, the Compensation Committee is responsible for administering and interpreting such plans. The Compensation Committee held one meeting during the fiscal year ended June 30, 1999. The Compensation Committee consists of three directors: Mr. DePiano, Mr. Choate and Dr. Federman.

COMPENSATION OF DIRECTORS

     None of the Company's directors was paid any directors fees by the Company during the fiscal year ended June 30, 1999. Directors currently receive stock options for each board meeting and committee meeting attended. During fiscal 1999, Dr. Dodick and Dr. Federman were each issued stock options to purchase 5,000 shares of the Company's Common Stock, and Mr. Choate and Mr. O'Donnell were each issued stock options to purchase 10,000 shares of the Company's Common Stock. The exercise price for each of these options was $2.13 per share. Each option expires ten years after the date of grant and becomes exercisable on the grant date. In addition, directors are reimbursed for expenses incurred in connection with attending meetings.

     Jeffrey F. O'Donnell renders consulting services to the Company pursuant to a consulting agreement with the Company dated March 15, 1999. Mr. O'Donnell's consulting agreement provides for an annual consulting fee of $48,000, payable in monthly installments, and reimbursement of expenses reasonably incurred in connection with his services performed for the Company. The consulting agreement expires on March 15, 2002, and Mr. O'Donnell has agreed not to compete with the Company during the term of the consulting agreement and for an additional two years after the expiration of such agreement.

                       EXECUTIVE OFFICERS OF THE COMPANY

NAME                                                   AGE                 POSITION
----                                                   ---                 --------
Richard J. DePiano...................................  58    Chairman and Chief Executive Officer
Ronald L. Hueneke....................................  56    President and Chief Operating Officer
Douglas R. McGonegal.................................  48    Secretary and Vice President, Finance

     Mr. DePiano's employment background is described above under "Nominees for Election."

     Mr. Hueneke was appointed President of the Company and Chief Operating Officer in July 1998. From 1991 until 1996, Mr. Hueneke held various senior management positions with EOI Corp. Mr. Hueneke co-founded Trek Medical Products, Inc., a vitreoretinal instrument and equipment business, in 1983 and served as its President until October 1991 when it was acquired by EOI Corp.

     Mr. McGonegal was appointed Secretary and Vice President, Finance of the Company in July 1998. From December 1997 until July 1998, he served as the Company's Corporate Controller. Prior to that time Mr. McGonegal held various senior management positions. From 1992 to 1993, he served as Executive Vice President and Chief Operating Officer of Sexton Environmental Services, Inc. and assumed the Corporate Controller's position with the parent company, John Sexton Contractors, until 1997. Mr. McGonegal is a certified public accountant.

EXECUTIVE COMPENSATION

     The following table sets forth certain compensation paid by the Company to its Chief Executive Officer and certain other highly compensated executive officers of the Company for all services rendered in all capacities for the periods shown.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                                                  COMPENSATION
                                                                     AWARDS
                                                            -------------------------
                                  ANNUAL COMPENSATION                      SECURITIES
NAME AND                       --------------------------   OTHER ANNUAL   UNDERLYING    ALL OTHER
PRINCIPAL POSITION             YEAR    SALARY     BONUS     COMPENSATION    OPTIONS     COMPENSATION
------------------             ----   --------   --------   ------------   ----------   ------------
Richard J. DePiano(1)........  1999   $240,000   $120,000       --          $10,938         --
Chairman and Chief Executive   1998   $240,000         --       --               --         --
Officer                        1997   $ 73,846         --       --               --         --

Ronald L. Hueneke(2).........  1999   $105,000   $ 40,000       --          $ 3,125         --
President and Chief Operating  1998   $105,000   $ 20,000       --          $ 5,625         --
Officer                        1997   $105,000   $ 14,500       --               --         --

Shawn Mullen(3)..............  1999   $100,000         --       --               --         --
Vice President, Sales &        1998   $ 95,000   $ 20,000       --          $   750         --
Marketing                      1997         --         --       --               --         --

---------------
(1) Mr. DePiano became Chairman and Chief Executive Officer of the Company on March 1, 1997.

(2) Mr. Hueneke became President and Chief Operating Officer of the Company on July 1, 1998.

(3) Mr. Mullen resigned effective as of July 1, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                 % OF TOTAL
                                             NUMBER OF            OPTIONS
                                             SECURITIES          GRANTED TO       EXERCISE
                                         UNDERLYING OPTIONS     EMPLOYEES IN        PRICE       EXPIRATION
NAME                                         GRANTED(1)         FISCAL YEAR      (PER SHARE)       DATE
----                                     ------------------    --------------    -----------    ----------
Richard J. DePiano.....................        87,500               57.4%          $2.125        4/19/09
Ronald L. Hueneke......................        25,000               16.4%          $2.125        4/19/09
Shawn Mullen...........................            --                 --               --             --

---------------
(1) These options were granted under the Company's 1993 Stock Option Plan and have a term of ten years, subject to earlier termination in certain events. See "Employment Agreements." The options are fully vested.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE

                                                                                     VALUE OF UNEXERCISED
                          SHARES                    NUMBER OF UNEXERCISED            IN-THE-MONEY OPTIONS
                         ACQUIRED                  OPTIONS AT JUNE 30, 1999          AT JUNE 30, 1999(1)
                            ON        VALUE      ----------------------------    ----------------------------
NAME                     EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                     --------    --------    -----------    -------------    -----------    -------------
Richard J. DePiano.....    --          --          200,000           --            $10,938           --
Ronald L. Hueneke......    --          --           40,000           --            $ 8,750           --
Shawn Mullen...........    --          --            2,000           --            $   750           --

---------------
(1) Potential unrealized value is (i) the fair market value at fiscal 1999 year-end less the option exercise price times (ii) the number of options. Fair market value as of fiscal 1999 year-end was determined based on a closing sale price on June 30, 1999 of $2.25.

     No awards were made to any named executive officer during such fiscal year under any long-term incentive plan. The Company does not sponsor any defined benefit or actuarial plans at this time.

EMPLOYMENT AGREEMENTS

     On May 12, 1998, the Company entered into an employment agreement with Richard J. DePiano as the Chairman and Chief Executive Officer of the Company. The term of the employment agreement commenced on May 12, 1998 and shall continue through June 30, 2001. The employment agreement renews on July 1 of each year for successive terms of three years unless either party notifies the other party at least 30 days prior to such date of the notifying party's determination not to renew the agreement. The agreement provides for a base salary of $240,000 per year plus incentive compensation in the form of a cash bonus to be paid by the Company to Mr. DePiano at the discretion of the Board of Directors in a maximum annual amount equal to 50% of base salary, or $120,000. The agreement also provides for health and long term disability insurance and other fringe benefits as well as an automobile allowance of $800 per month.

     Ronald L. Hueneke entered into an employment agreement with a predecessor of the Company in October 1991, which has been assumed by the Company. Mr. Hueneke's employment agreement provides for a base salary at a rate established by the Company's Board of Directors, which is currently set as $105,000 per annum. Mr. Hueneke is also entitled to receive incentive compensation in the form of a cash bonus to be paid to Mr. Hueneke at the discretion of the Board of Directors in a maximum annual amount of 40% of base salary, or $40,000. The agreement also provides for health, life and long-term disability insurance and other fringe benefits. The employment agreement, which had an initial term of five years, renews automatically from year to year unless either party notifies the other in writing at least 90 days prior to the expiration of the then current term of its determination not to renew the agreement.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of September 24, 1999, certain information regarding the beneficial ownership of the Common Stock by (i) each stockholder known by the Company to be a beneficial owner of more than 5% of the Common Stock, (ii) each director and nominee for election as director of the Company, (iii) each of the Named Executive Officers as such term is defined in
Item 402(a)(3) of Regulation S-K and (iv) all directors and executive officers of the Company as a group. Pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), the table sets forth the most recent information provided in filings made with the Securities and Exchange Commission (the "SEC") by the reporting persons.

     The calculation of percentage ownership as shown for each person in the following table assumes the exercise of all options and warrants held by such person but not the exercise of any other person's options or warrants. Additionally, certain of the reporting persons share beneficial ownership of certain securities of the Company. Any securities as to which beneficial ownership is shared are set forth on the table below as beneficially owned by each person to whom beneficial ownership may be attributed. See the footnotes to the table for information as to shared beneficial ownership of the Company's securities.

                           BENEFICIAL OWNERSHIP TABLE

                                                                  AMOUNT OF
                                                                 BENEFICIAL
                                       AMOUNT OF                  OWNERSHIP
                                       BENEFICIAL                 OF SHARES     AMOUNT OF
                                      OWNERSHIP OF    PERCENT    UNDERLYING     AGGREGATE     AGGREGATE
NAME AND ADDRESS                      OUTSTANDING       OF        OPTIONS/      BENEFICIAL     PERCENT
OF BENEFICIAL OWNER                   SHARES(1)**      CLASS     WARRANTS***    OWNERSHIP     OF CLASS
-------------------                   ------------    -------    -----------    ----------    ---------
D. Blech and D. Blech & Company,
Incorporated(2)
599 Lexington Avenue
New York, NY 10022..................         --         --         565,000       565,000        14.8
Fred G. Choate......................        816          *          10,000        10,816          *
Richard J. DePiano(4)...............     95,942         3.0        200,000       295,942         8.6
Jack M. Dodick, M.D.................     39,725         1.2         15,000        54,752         1.7
Jay L. Federman, M.D................     38,533         1.2         15,000        53,533         1.6
Jeffrey F. O'Donnell................      1,000          *          10,000        11,000          *
William Kwan........................         --         --              --            --          *
Ronald L. Hueneke...................     16,995          *          40,000        56,995         1.7
All directors and executive officers
  as a group (7 persons)............    192,195         5.9        295,733       487,928        13.1

---------------
  * Less than 1%.

 ** Includes outstanding shares owned by the named person but does not include shares as to which such person has the right to acquire.

*** Represents shares underlying Class A Redeemable Common Stock Purchase
    Warrants ("Class A Warrants") and Class B Redeemable Common Stock Purchase Warrants ("Class B Warrants"), each of which (i) entitles the holder thereof to purchase one-quarter of a share of Common Stock at a price of $6.25 and $7.50, respectively, and (ii) was issued in connection with a November 1993 offering.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2) As reported on Amendment No. 3 to the Statement on Schedule 13D dated October 5, 1995. The ownership of shares underlying options and warrants, as set forth for Mr. Blech, consists entirely of shares underlying 1,380,000 Class A Warrants and 880,000 Class B Warrants owned by D. Blech & Company.

(3) Mr. Choate shares voting power of 215 of these shares with his wife.

(4) Includes 88,250 shares held by Sandhurst Venture Funds. Mr. DePiano has the right to vote the Sandhurst Venture Funds shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 12, 1996, the Company acquired substantially all of the assets and certain of the liabilities of EOI Corp., a Pennsylvania corporation ("EOI"), pursuant to an Assets Sale and Purchase Agreement, in exchange for shares of the Company's Common Stock. The total estimated cost of the acquisition was $8,900,000, including liabilities assumed (which includes the assumption of costs associated with certain litigation involving EOI) of $1,016,340 and estimated transaction costs of approximately $928,000. The acquisition was accounted for using the purchase method of accounting and included the acquisition of accounts receivable, inventories, equipment and various other tangible and intangible assets. The total purchase price over the fair value of net assets acquired approximates $4,100,000. Another $1,000,000 of the purchase price was assigned to in-process technology and was charged to operations immediately following the acquisition. Mr. DePiano, Dr. Dodick and Dr. Federman were members of the Board of Directors of EOI at the time of the acquisition. Ronald L. Hueneke, President of the Company, served as a Vice President of EOI prior to the consummation of the acquisition. Through August 1998, EOI was the beneficial owner of 42.2% of the outstanding Common Stock of the Company, and since such date EOI has distributed to its individual shareholders substantially all of the outstanding Common Stock of the Company in accordance with its winding up process.

     Commencing November 17, 1994, upon the exercise of any Class A Redeemable Common Stock Purchase Warrant or Class B Redeemable Common Stock Purchase Warrant (a "Warrant"), to the extent not inconsistent with the guidelines of the National Association of Securities Dealers, Inc. ("NASD") and the rules and regulations of the SEC, the Company has agreed to pay D. Blech & Company, Incorporated ("Blech"), except in certain limited circumstances, a fee of 5% of the exercise price of such Warrant if (i) the market price of the Common Stock is greater than the exercise price of such Warrant on the date of exercise; (ii) on the date of exercise Blech is a registered broker-dealer and its registration has not been suspended; (iii) such Warrant is not held in a discretionary account; and (iv) the solicitation of such Warrant was not in violation of Rule 10b-6 promulgated under the Exchange Act. The Company has agreed not to solicit the exercise of any Warrant other than through Blech unless Blech is legally unable to solicit such exercise or is prohibited from doing so by the rules of the NASD or otherwise, in which event the Company may solicit such exercise, either itself or with the assistance of a third party.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Commission reports of ownership and changes in ownership with the Commission. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the period July 1, 1998 through June 30, 1999, all filing requirements applicable to its officers and directors were complied with, except that Richard
J. DePiano, Jay L. Federman, Jack M. Dodick and Ronald L. Hueneke each reported one transaction from the year ended June 30, 1998 late and Fred G. Choate and Douglas R. McGonegal filed their respective initial reports on Form 3 late.

                                (PROPOSAL NO. 2)

                     APPROVAL OF 1999 EQUITY INCENTIVE PLAN

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1999 EQUITY INCENTIVE PLAN.

     At the Annual Meeting, the stockholders will be asked to consider and vote upon the approval of the 1999 Equity Incentive Plan (the "Equity Incentive Plan"). The Board of Directors adopted the Equity Incentive Plan on July 15, 1999, subject to stockholder approval at the Annual Meeting, in order to make additional shares available under the Equity Incentive Plan in the future for officers and key employees.

     The purpose of the Equity Incentive Plan is to further the growth, development and financial success of the Company and the subsidiaries of the Company by providing additional incentives to those officers, directors, consultants and key employees who are responsible for the management and affairs of the Company and the subsidiaries of the Company which will enable them to participate in any increase in value of the Common Stock of the Company. The Equity Incentive Plan authorized the grant of options for a maximum of 235,000 shares of the Company's Common Stock.

     Options granted under the Equity Incentive Plan may be options, options intended to qualify as incentive stock options under the Code ("Incentive Stock Options") and options not intended to so qualify ("Non-Qualified Options") to those officers, directors, consultants and key employees of the Company and the subsidiaries of the Company who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company and the subsidiaries of the Company. Nothing contained in the Equity Incentive Plan affects the right of the Company or any subsidiary of the Company to terminate the employment of any employee or the services of any director or consultant.

     No options have yet been granted under the Equity Incentive Plan. No determination has been made as to the allocation of grants to specific optionees. The Company believes that the shares reserved under the Equity Incentive Plan will be required to satisfy anticipated annual Option grants over the next several years. The number of persons who are eligible to participate in the Equity Incentive Plan is approximately 30, including executive officers and directors of the Company and executive officers of subsidiaries of the Company.

     On October 7, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $2.25 per share.

     No Options may be granted under the Equity Incentive Plan after July 15, 2009. If an Option expires or is terminated for any reason without having been fully exercised, the number of shares subject to such Option which have not been purchased may again be made subject to an Option under the Equity Incentive Plan. Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the Equity Incentive Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of substantially all of the assets of the Company. As amended, the maximum number of shares of Common Stock for which Options may be granted under the Equity Incentive Plan to any officer or employee in any calendar year is 100,000 shares.

     The Equity Incentive Plan may be administered by the Board of Directors of the Company or a committee of two or more members, each of whom must be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act (the "Committee"), and is currently administered by the Compensation Committee of the Board of Directors, consisting of Mr. DePiano, Dr. Federman and Mr. Choate. See "Election of Directors -- Meetings and Committees of the Board of Directors." The Committee is authorized to (i) interpret the provisions of the Equity Incentive Plan and decide all questions of fact arising in its application; (ii) select the employees to whom Options are granted and determine the timing, type, amount, size and terms of each such grant and (iii) to make all other determinations necessary or advisable for the administration of the Equity Incentive Plan.

INCENTIVE AND NON-QUALIFIED OPTIONS

     The exercise price of shares subject to Options granted under the Equity Incentive Plan will be set by the Committee but may not be less than 100%, with respect to Incentive Options, and 85%, with respect to Non-Qualified Options, of the fair market value per share of Common Stock on the date the Option is granted as determined by the Committee.

     Options will be evidenced by written agreements in such form not inconsistent with the Equity Incentive Plan as the Committee shall approve from time to time. Each agreement will state the period or periods of time within which the Option may be exercised. The Committee may accelerate the exercisability of any Option upon such circumstances and subject to such terms and conditions as the Committee deems appropriate. Unless otherwise determined by the Committee, no Option that is unexercisable at the time of the optionee's termination of employment may thereafter become exercisable. No Option may be exercised after ten years from the date of grant.

     An outstanding Non-Qualified Option that has become exercisable generally terminates one year after the termination of employment due to death, retirement or total disability and three months after employment termination for any reason other than retirement, total disability or death. Incentive Stock Options that have become exercisable generally will terminate one year after termination of employment due to total disability or death and three months after an employment termination for any other reason. No Option may be assigned or transferred, except by will or by the applicable laws of descent and distribution. During the lifetime of the optionee, an Option may be exercised only by the optionee.

     The Committee will determine whether Options granted are to be Incentive Stock Options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Incentive Stock Options may be granted only to eligible employees. Any such optionee must own less than 10% of the total combined voting power of the Company or of any of its subsidiaries unless, at the time such Incentive Stock Option is granted, the option price is at least 110% of the fair market value of the Common Stock subject to the Option and, by its terms, the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant. An optionee may not receive Incentive Stock Options for shares that first become exercisable in any calendar year with an aggregate fair market value determined at the date of grant in excess of $100,000.

     The option price must be paid in full at the time of exercise unless otherwise determined by the Committee. Payment must be made in cash, in shares of Common Stock valued at their then fair market value, or a combination thereof, as determined in the discretion of the Committee. It is the policy of the Committee that any taxes required to be withheld must also be paid at the time of exercise. The Committee may, in its discretion, allow an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

AMENDMENT AND TERMINATION

     The Committee may terminate or amend the Equity Incentive Plan at any time with respect to shares as to which Options have not been granted, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. No modification, amendment or termination may be made to the Equity Incentive Plan without the consent of an optionee if such modification, amendment or termination will affect the rights of the optionee under an Option previously granted.

FEDERAL INCOME TAX CONSEQUENCES

     Based on the advice of counsel, the Company believes that the normal operation of the Equity Incentive Plan should generally have, under the Code and the regulations thereunder, all as in effect on the date of this Proxy Statement, the principal federal income tax consequences described below. The tax treatment described below does not take into account any changes in the Code or the regulations thereunder that may occur after the date of this Proxy Statement. The following discussion is only a summary; it is not intended to be all-inclusive or to constitute tax advice, and, among other things, does not cover possible state or local tax consequences. This description may differ from the actual tax consequences of participation in the Equity Incentive Plan.

     An employee receiving an Option (an "Optionee") will not recognize taxable income upon the grant of the Option, nor will the Company be entitled to any deduction on account of such grant.

     In the case of Non-Qualified Stock Options, the Optionee will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. An Optionee exercising a Non-Qualified Stock Option is subject to federal income tax withholding on the income recognized as a result of the exercise of the Non-Qualified Stock Option. Such income will include any income attributable to any shares issuable upon exercise that are surrendered, if permitted under the applicable stock option agreement, in order to satisfy the federal income tax withholding requirements.

     Except as provided below, the basis of the shares received by the Optionee upon the exercise of a Non-Qualified Stock Option will be the fair market value of the shares on the date of exercise. The Optionee's holding period will begin on the day after the date on which the Optionee recognizes income with respect to the transfer of such shares, i.e., generally the day after the exercise date. When the Optionee disposes of the shares acquired upon exercise of a Non-Qualified Stock Option, the Optionee will generally recognize capital gain or loss under the Code rules that govern stock dispositions, assuming the shares are held as capital assets, equal to the difference between (i) the selling price of the shares and (ii) the sum of the option price and the amount included in his or her income when the Non-Qualified Stock Option was exercised. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. The use of shares to pay the exercise price of a Non-Qualified Stock Option, if permitted under the applicable stock option agreement, will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent the number of shares received exceeds the number surrendered, the fair market value of such excess shares on the date of exercise, reduced by any cash paid by the Optionee upon such exercise, will be includible in the gross income of the Optionee. The Optionee's basis in such excess shares will equal the fair market value of such shares on the date of exercise, and the Optionee's holding period with respect to such excess shares will begin on the day following the date of exercise.

     Incentive Stock Options granted under the Equity Incentive Plan are intended to qualify as incentive stock options under Section 422 of the Code. A purchase of shares upon exercise of an Incentive Stock Option will not result in recognition of income at that time, provided the Optionee was an employee of the Company or certain related corporations described in Section 422(a)(2) of the Code during the entire period from the date of grant of the Incentive Stock Option until three months before the date of exercise (increased to 12 months if employment ceased due to total and permanent disability). The employment requirement is waived in the event of the Optionee's death. (Of course, in all of these situations, the Incentive Stock Option itself may provide a shorter exercise period after employment ceases than the allowable period under the Code.) However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference. This tax preference will be included in the Optionee's computation of the Optionee's alternative minimum tax. The basis of the shares received by the Optionee upon exercise of an Incentive Stock Option is the exercise price. The Optionee's holding period for such shares begins on the date of exercise.

     If the Optionee does not dispose of the shares issued to the optionee upon the exercise of an Incentive Stock Option within one year after such issuance or within two years after the date of the grant of such Incentive Stock Option, whichever is later, then any gain or loss realized by the Optionee on a later sale or exchange of such shares generally will be a long-term capital gain or a long-term capital loss equal to the difference between the amount realized upon the disposition and the exercise price, if such shares are otherwise a capital asset in the hands of the Optionee. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. If the Optionee sells the shares during such period (i.e., within two years after the date of grant of the Incentive Stock Option or within one year after the transfer of the shares to the Optionee), the sale will be deemed a "disqualifying disposition." In that event, the Optionee will recognize ordinary income for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise of such Incentive Stock Option or the amount realized from the sale exceeded the amount the Optionee paid for such shares. In the case of disqualifying dispositions resulting from certain transactions, such as gift or related party transactions, the Optionee will realize ordinary income equal to the fair market value of the shares on the date of exercise minus the exercise price. The basis of the shares with respect to which a disqualifying disposition occurs will be increased by the amount included in the Optionee's ordinary income. Disqualifying dispositions of shares may also, depending upon the sales price, result in capital gain or loss under the Code rules that govern other stock dispositions, assuming that the shares are held as a capital asset. The tax treatment of such capital gain or loss is summarized above.

     Except as provided below, the use of shares already owned by the Optionee to pay the purchase price of an Incentive Stock Option will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the Optionee's basis in such excess shares will equal the amount of cash paid by the Optionee upon the exercise of the Incentive Stock Option (if any), and the Optionee's holding period with respect to such excess shares will begin on the date such shares are transferred to the Optionee. However, if payment of the purchase price upon exercise of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be deemed a "disqualifying disposition" of the shares used for payment subject to the rules described herein.

     Under current law, any gain realized by an Optionee, other than long-term capital gain, is taxable at a maximum federal income tax rate of 39.6%. Under current law, long-term capital gain is taxable at a maximum federal income tax rate of 20%.

     The Company will be entitled to a tax deduction in connection with an Option under the Equity Incentive Plan in an amount equal to the ordinary income realized by the Optionee and at the time such Optionee recognizes such income (including any ordinary income realized by the Optionee upon a "disqualifying disposition" of an Incentive Stock Option described above).

     The foregoing discussion is only a summary of certain of the federal income tax consequences relating to the Equity Incentive Plan as in effect on the date of this Proxy Statement. No consideration has been given to the effects of state, local, and other laws (tax or other) upon the Equity Incentive Plan or upon the Optionee or Company, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

VOTE REQUIRED

     Approval of the Equity Incentive Plan will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE EQUITY INCENTIVE PLAN.

                               (PROPOSAL NO. 3 )

                 APPROVAL OF THE REINCORPORATION OF THE COMPANY
                          FROM CALIFORNIA TO DELAWARE

GENERAL

     The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware (the "Proposed Reincorporation"). The Board of Directors believes the change in domicile to be in the best interests of the Company and its stockholders for the several reasons discussed below. Furthermore, although the Company was formerly headquartered in California, it no longer has significant operations in that state. The Company as currently incorporated in California will sometimes be referred as "Escalon California," and the Company as reincorporated in Delaware will be referred to as "Escalon Delaware."

     In recent years, a number of major public companies have obtained the approval of their stockholders to reincorporate in Delaware. For the reasons explained below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

  Predictability of Delaware Law.

     For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under California law.

  Well-Established Principles of Corporate Governance.

     There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by corporations and as to the conduct of boards of directors under the business judgment rule and other standards. The Company believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

  Hostile Takeovers.

     The Company intends as part of the reincorporation to adopt certain measures that may have the effect of deterring hostile takeover attempts. The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its stockholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all stockholders the opportunity to receive the same economic benefits; (iv) a non-negotiated takeover bid may deprive stockholders of an adequate opportunity to evaluate the merits of the proposed transaction; and (v) certain of the Company's contractual arrangements provide that they may not be assigned in connection with a transaction that results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

     By contrast, in a transaction in which a potential acquirer must negotiate with the Board of Directors, the Board may take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, the possible advantages from a tax-free reorganization, the anticipated favorable developments in the Company's business not yet reflected in the stock price and the equality of treatment of all stockholders.

     The Board believes that, for the protection of the Company's stockholders, any proposed acquisition of control of the Company or proposed business combination in which the Company might be involved should be thoroughly studied by the Board to assure that such transaction would be in the best interests of the Company and its stockholders and that all of the Company's stockholders would be treated fairly in such transaction. In summary, the Board believes that the Proposed Reincorporation is prudent and in the best interests of the Company and its stockholders and should be adopted for their protection. A hostile takeover attempt may have a positive or a negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the stockholders the risk of terms that may be less favorable to all of the stockholders than would be available in a board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the stockholders, providing all of the stockholders with considerable value for their shares. Nevertheless, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its stockholders. Accordingly, the Proposed Reincorporation plan includes certain proposals that may have the effect of discouraging or deterring hostile takeover attempts. The Proposed Reincorporation is not, however, being proposed in response to any present attempt, known to the Board, to acquire control of the Company to obtain representation on the Company's Board, or to take significant corporate action that would materially affect the governance of the Company.

     Notwithstanding the belief of the Board of Directors as to the benefits to stockholders of the proposed changes, stockholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company that is not presented to and approved by the Board of Directors, but that a substantial number and perhaps even a majority of the Company's stockholders might believe to be in their best interests, or in which stockholders might receive a substantial premium for their shares over the current market prices. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so. In addition, the Proposed Reincorporation could make it more difficult to change the existing Board and management. Furthermore, adoption of the proposal will not necessarily ensure or guarantee that stockholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares or that is fair and equitable, although, in the opinion of the Board, the likelihood that the price will reflect such value and be fair and equitable will be increased by the Proposed Reincorporation. See "Significant Changes Caused by Reincorporation" below.

     In the discharge of its fiduciary obligations to the Company's stockholders, the Board has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board has considered, or may consider in the future, certain defensive strategies designed to enhance the Board's ability to negotiate with such unsolicited bidders. These strategies include, but are not limited to, the adoption of a stockholder rights plan, the adoption of a severance plan for the Company's management and key employees that becomes effective upon the occurrence of a change in control of the Company, the establishment of a staggered board of directors, the elimination of cumulative voting, the elimination of the right to remove a director other than for cause and the authorization of "blank check" preferred stock (the rights and preferences of which may be determined by the board of directors). The authorization of "blank check" preferred stock has been previously adopted by Escalon California and will continue with respect to Escalon Delaware following the Proposed Reincorporation. For a detailed discussion of the changes that will be implemented as part of the Proposed Reincorporation, see "Significant Changes Caused by Reincorporation" below.

  Increased Ability to Attract and Retain Qualified Directors and Officers.

     Both California and Delaware law permit a corporation to reduce or limit the monetary liability of directors for breaches of fiduciary duty in certain circumstances and to indemnify directors and officers against certain monetary liability, fees and expenses incurred in connection with the performance of their respective duties relating to the corporation. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Company desires to reduce these risks to its directors and officers, to limit to the extent possible the situations in which monetary damages can be recovered against and to indemnify its directors and officers to the extent possible so that the Company may continue to attract and retain qualified directors and officers who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors and officers than California law and that Delaware case law regarding a corporation's ability to limit director liability and to indemnify directors and officers is better developed and provides more guidance than California law. Nevertheless, the stockholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board of Directors in recommending the reincorporation may therefore be in conflict with the interests of the stockholders. See "-- Limitation of Director Liability" and "Indemnification of Officers and Directors" for a more complete discussion of these issues.

     Approximately three years ago, Proposition 211 was rejected by the California electorate. Proposition 211, which was voted upon in November 1996, would have, if enacted, severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting and retaining qualified directors and officers.

  Rights of Stockholders.

     The interests of the Board of Directors of the Company, management and affiliated stockholders in voting on the Proposed Reincorporation may not be the same as those of unaffiliated stockholders. Delaware law does not afford minority stockholders some of the rights and protections available under California law. Reincorporation of the Company in Delaware may make it more difficult for minority stockholders to elect directors and influence Company policies. A discussion of the principal differences between California and Delaware law as they affect stockholders begins on page 16 of this Proxy Statement.

  Method of Reincorporation.

     The Proposed Reincorporation would be accomplished by merging the Company into Escalon Delaware, a newly formed Delaware corporation which, just before the merger, will be a wholly owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement. Upon the effective date of the merger, Escalon Delaware's name will be Escalon Medical Corp. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

     On the effective date of the reincorporation, each outstanding share of Common Stock of Escalon California will automatically convert into one share of Common Stock of Escalon Delaware, and stockholders of Escalon California will automatically become stockholders of Escalon Delaware. On the effective date of the reincorporation, the number of outstanding shares of Common Stock of Escalon Delaware will be equal to the number of shares of Common Stock of Escalon California outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding option or right to acquire shares of Common Stock of Escalon California will be converted into an option or right to acquire an equal number of shares of Common Stock of Escalon Delaware, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the 1989 Stock Option Plan, the 1990 Stock Option Plan, the 1991 Stock Option Plan, the 1992 Stock Option Plan, the 1993 Stock Option Plan and the 1999 Equity Incentive Plan will be adopted and continued by Escalon Delaware following the reincorporation. Stockholders should recognize that approval of the Proposed Reincorporation will constitute approval of the adoption and assumption of those plans by Escalon Delaware.

     No action need be taken by stockholders to exchange their stock certificates; this will be accomplished at the time of the next transfer by the stockholder. Certificates for shares in Escalon California will automatically represent an equal number of shares in Escalon Delaware upon completion of the merger.

     If approved by the stockholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. However, the reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding shares of the Common Stock.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

     In general, Escalon California's corporate affairs are governed at present by the corporate law of California, the Company's state of incorporation, and by Escalon California's Articles of Incorporation, as amended (the "California Articles") and Escalon California's Amended and Restated Bylaws (the "California Bylaws"), which have been adopted pursuant to California law. The California Articles and California Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 351 East Conestoga Road, Wayne, PA 19087.

     If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, Escalon Delaware. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than California law (however, see "-- Application of California Law After Reincorporation"). The California Articles and California Bylaws, will, in effect, be replaced by the Certificate of Incorporation of Escalon Delaware (the "Delaware Certificate") and the by-laws of Escalon Delaware (the "Delaware By-laws"), copies of which are attached as Exhibits B and C to this Proxy Statement. Accordingly, the differences among these documents and between Delaware and California law are relevant to your decision whether to approve the Proposed Reincorporation.

     In particular, it should be noted that the Delaware Certificate provides for a classified Board. If the reincorporation proposal is adopted, the directors of the Delaware corporation will, in effect, become the directors of the Company. Because the Board is classified into three classes, the terms of Mr. DePiano and Dr. Federman as Class III directors will not expire for three years, and the terms of Mr. O'Donnell and Mr. Choate as Class II directors will not expire for two years. Mr. Kwan's term as a Class I director will expire in one year.

     A number of significant differences between California and Delaware law and among the various charter documents are summarized in the chart below. The provisions of the Escalon Delaware Certificate and By-laws are similar to those of the Escalon California Articles and Bylaws in many respects. However, as described below, the Proposed Reincorporation includes the implementation of certain provisions in the Delaware Certificate and By-laws which alter the rights of stockholders and the powers of management and which, in some cases, may reduce stockholder participation in important corporate decisions and may have "antitakeover" implications. While the Delaware Certificate and Delaware By-laws and the California Articles and California Bylaws and the respective laws of California and Delaware are discussed below, such discussion contains neither an exhaustive description of all differences between the Delaware Certificate and By-laws and the California Articles and Bylaws nor an exhaustive description of the differences between the laws of the two states. The discussion below of the Delaware Certificate and Delaware By-laws is qualified by reference to Exhibits B and C hereto, respectively. Stockholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware By-laws attached to this Proxy Statement. For each item summarized in the chart, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.

ISSUE                           DELAWARE                        CALIFORNIA
-----                           --------                        ----------
Indemnification of Directors    Delaware law permits somewhat   California law permits
and Officers (see page 19)      broader indemnification and     indemnification under certain
                                could result in                 limitations.
                                indemnification of directors
                                and officers in circumstances
                                where California law would not
                                permit indemnification.
Cumulative Voting for           Cumulative voting is not        Cumulative voting is mandatory
Directors (see page 23)         available under Delaware law    upon notice given by a
                                unless provided in the          stockholder at a stockholder's
                                certificate of incorporation.   meeting at which directors are
                                The Delaware Certificate does   to be elected. California law
                                not provide for cumulative      permits Nasdaq National Market
                                voting.                         System ("Nasdaq") corporations
                                                                with over 800 equity security
                                                                holders to eliminate
                                                                cumulative voting. The
                                                                California Articles do not
                                                                include such a provision.

ISSUE                           DELAWARE                        CALIFORNIA
-----                           --------                        ----------
Classified Board of Directors   Delaware Certificate divides    California Articles do not
(see page 21)                   the Board of Directors into     provide for classes of
                                three classes. Directors will   directors.
                                serve for three years, with
                                one class being elected each
                                year.
Removal of Directors by         Removal only for cause by       Removal with or without cause
Stockholders (see page 23)      affirmative vote of a majority  by affirmative vote of a
                                of the outstanding shares.      majority of the outstanding
                                                                shares, provided that shares
                                                                voting against removal could
                                                                not elect such director under
                                                                cumulative voting.
Filling Board Vacancies         Delaware law provides that      California law permits (a) any
(see page 23)                   vacancies and newly created     holder of 5% or more of the
                                directorships may be filled by  corporation's outstanding
                                a majority of the directors     shares or (b) the superior
                                then in office, even if less    court of the appropriate
                                than a quorum. If there are no  county to call a special
                                directors in office, the        meeting of stockholders to
                                Delaware Court of Chancery may  elect the entire board if,
                                order an election to fill       after filling any vacancy, the
                                vacancies or newly created      directors then in office who
                                directorships upon the          have been elected by the
                                application of any              stockholders constitute less
                                stockholder.                    than a majority of the
                                                                directors then in office.
Who May Call Special            The Board of Directors, the     The Board of Directors, the
Stockholder Meeting             Chairman of the Board or the    Chairman of the Board, the
(see page 24)                   President.                      President, holders of 10% of
                                                                the shares entitled to vote at
                                                                the special meeting, or such
                                                                additional persons as provided
                                                                in the articles or bylaws.
Action by Written Consent of    Action by written consent       Action by written consent
Stockholders in Lieu of a       prohibited by the Delaware      permitted.
Stockholder Vote at             Certificate. All stockholder
Stockholder Meeting (see page   action must take place by a
25)                             stockholder vote at a meeting
                                of stockholders.
Business Combination Offer      Restrict business combinations  No comparable statute.
Statute (see page 26)           (mergers, sales of assets, and
                                similar transactions) between
                                the Company and a 15%
                                stockholder whose ownership
                                was not approved in advance by
                                the board of directors for
                                three years.
Amendment of Certificate        Amendments of all provisions    Amendment of all provisions of
(see page 28)                   of the Delaware Certificate     the California Articles
                                (except antitakeover            requires approval by a
                                provisions) requires approval   majority of the outstanding
                                by a majority of the voting     shares of the Company.
                                stock of the Company,
                                amendment of antitakeover
                                provisions requires approval
                                of 66 2/3% of the voting stock
                                of the Company.
Loans to Officers and           Board of Directors may          Loans must be approved or
Directors (see page 28)         authorize if expected to        ratified by a majority of the
                                benefit the Company.            outstanding shares.
Class Vote for Reorganizations  Generally not required unless   A reorganization transaction
(see page 28)                   a reorganization adversely      must generally be approved by
                                affects a specific class of     a majority vote of each class
                                shares.                         of shares outstanding.

ISSUE                           DELAWARE                        CALIFORNIA
-----                           --------                        ----------
Right of Stockholders to        Permitted for any purpose       Permitted for any purpose
Inspect Stockholder List (see   reasonably related to such      reasonably related to such
page 29)                        stockholder's interest as a     stockholder's interest as a
                                stockholder.                    stockholder. Also, an absolute
                                                                right for stockholders holding
                                                                at least 5% in the aggregate
                                                                of the outstanding voting
                                                                shares of the corporation or
                                                                who hold at least 1% of such
                                                                shares and have filed a
                                                                Schedule 14A with the SEC.
Appraisal Rights (see page 29)  Available in certain mergers    Available in certain
                                if stockholders receive cash    circumstances if the holders
                                in exchange for the shares and  of 5% of the class assert such
                                in certain other                rights.
                                circumstances.
Dividends (see page 31)         Paid from surplus (including    Generally limited to the
                                paid-in and earned surplus) or  greater of (i) retained
                                net profits for present or      earnings or (ii) an amount
                                prior fiscal year.              which would leave the Company
                                                                with assets of 125% of
                                                                liabilities and current assets
                                                                of 100% of current
                                                                liabilities.
Other                           Responsive legislature and
                                larger body of corporate case
                                law in Delaware provides more
                                predictable corporate legal
                                environment in Delaware.

LIMITATION OF DIRECTOR LIABILITY

     Both California and Delaware permit a corporation to limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of certain duties as a director. The California and Delaware laws adopt a self-governance approach by enabling a corporation to take advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter.

     The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its stockholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its stockholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its stockholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its stockholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees. The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Both the California Articles and the Delaware Certificate provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. However, because Delaware law is more permissive under certain circumstances than California law with respect to eliminating monetary liability of directors, the Delaware Certificate is potentially broader in application than the California Articles. In addition, the Delaware Certificate provision incorporates any future amendments to Delaware law that further eliminate or limit such liability.

     Stockholders should recognize that the Proposed Reincorporation and associated measures are designed to shield a director from suits by Escalon Delaware or its stockholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if Escalon Delaware or its stockholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a stockholder who is dissatisfied with the Board of Directors' decisions. Although an aggrieved stockholder could sue to enjoin or rescind an action taken or proposed by the Board of Directors, such remedies may not be timely or adequate to prevent or redress injury in all cases.

     The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its stockholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the Proposed Reincorporation will not affect the Board of Directors' continued high standard of corporate governance.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

     The California Bylaws and Delaware By-laws relating to indemnification similarly require that Escalon California and Escalon Delaware, respectively, indemnify its directors and officers to the fullest extent permitted by the respective state law, provided, that Escalon California and Escalon Delaware may modify the extent of such indemnification by individual contracts with its directors and executive officers, and, provided, further, that Escalon Delaware will not be required to indemnify any director or officer in connection with a proceeding initiated by such person unless the proceeding was authorized by the Board of Directors. The California Bylaws permit Escalon California to provide indemnification to its other officers, employees and agents as set forth in California law. The Delaware By-laws only provide indemnification to directors, officers and anyone serving at the request of Escalon Delaware as a director, officer, employee or agent of another corporation. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states, as well as the California and Delaware By-laws.

     California law permits indemnification of expenses incurred in derivative or third party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its stockholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine and (b) no indemnification may be made under California law, without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Delaware law allows indemnification of such expenses without court approval.

     Indemnification is permitted by California law providing the requisite standard of conduct is met, as determined by (1) a majority vote of a disinterested quorum of the directors, (2) independent legal counsel (if a quorum of independent directors is not obtainable), (3) a majority vote of a quorum of the stockholders (excluding shares owned by the indemnified party) or
(4) the court handling the action.

     Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third party action, provided there is a determination (1) by a majority of the disinterested directors, even though less than a quorum (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum,
(3) by independent legal counsel, regardless of whether a disinterested quorum of directors exists or (4) by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law as described above) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

     California law requires indemnification when the individual has successfully defended the action on the merits as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise, but only for directors and officers.

     Both California law and the California Bylaws permit (as opposed to the Delaware By-laws, which require) the Company to advance expenses related to any proceeding contingent on such persons' commitment to repay any advances unless it is determined ultimately that such persons are entitled to be indemnified.

     California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by the California statute. The California Articles include such a provision. A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, rights to indemnification and expenses are non-exclusive, in that they need not be limited to those expressly provided by statute. California law is similar in that it permits non-exclusive indemnification if authorized in the Company's charter. The California Articles contain such an enabling provision. Under Delaware law and the Delaware By-laws, Escalon Delaware is permitted to indemnify its directors and officers within the limits established by law and public policy, pursuant to an express contract, bylaw provision, stockholder vote, vote of disinterested directors or otherwise, any or all of which could provide indemnification rights broader than those currently available under the California Bylaws or the California indemnification statutes.

     The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the Company made prior to the Proposed Reincorporation. Nevertheless, the Board of Directors has recognized in considering the Proposed Reincorporation that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company that the Company would not incur if the Company were not reincorporated. The Board of Directors believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its stockholders.

     There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its stockholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law.

INDEMNIFICATION AGREEMENTS

     Escalon Delaware intends to enter into indemnification agreements with certain of its directors and officers. The indemnification agreements, among other things, require Escalon Delaware to indemnify such officers and directors to the fullest extent permitted by Delaware law, and to advance to such directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. Escalon Delaware is also required to indemnify and to advance all expenses incurred by directors and officers seeking to enforce their rights under the indemnification agreements.

     Although the indemnification agreements offer substantially the same scope of coverage afforded by provisions in the Delaware Certificate and Delaware By-laws, they provide greater assurance to officers and directors that indemnification will be available, because, as a contract, they cannot be modified unilaterally in the future by the Board of Directors of Escalon Delaware or by the stockholders to eliminate the rights that they provide, an action that may be possible with respect to the relevant provisions of the Delaware By-laws, at least as to prospective elimination of such rights. If the Proposed Reincorporation is approved, the Company intends to enter into new indemnification agreements with its officers and directors to replace those indemnification agreements entered into under the California Articles and California law.

OTHER MATTERS RELATING TO DIRECTORS; NUMBER OF DIRECTORS

     California law allows the number of persons constituting the board of directors of a corporation to be fixed by the bylaws or the articles of incorporation, or permits the bylaws to provide that the number of directors may vary within a specified range, the exact number to be determined by the board of directors. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California Bylaws provide for a Board of Directors that may vary between three and five members, inclusive, and the Board of Directors has fixed the exact number of directors at seven. California law also requires that any change in the range of a variable Board of Directors specified in the articles and bylaws must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the articles of incorporation), provided that a change reducing the minimum number of directors to less than five cannot be adopted if votes cast against its adoption are equal to more than 16 2/3% of the outstanding shares entitled to vote. The California Bylaws require the vote of a majority of the outstanding shares to change the range of the Company's variable Board of Directors; provided, any amendment reducing the minimum number of directors to less than five cannot be adopted if votes cast against are equal to more than 16 2/3% of the outstanding shares entitled to vote.

     Delaware law permits a board of directors to change the authorized number of directors by amendment to the bylaws unless the number of directors is fixed in the certificate of incorporation or the manner of fixing the number of directors is set forth in the certificate of incorporation, in which case the number of directors may be changed only by amendment of the certificate of incorporation or consistent with the manner specified in the certificate of incorporation, as the case may be. The Delaware Certificate provides that the first Board of Directors will consist of five members. Thereafter, the number of directors will be determined from time to time by resolution of the Board of Directors.

CLASSIFICATION OF THE BOARD OF DIRECTORS AND CERTAIN OTHER RELATED MATTERS

     A classified board of directors is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. California law permits a "listed corporation" (such as the Company) to divide its board of directors into two or three classes by providing for such division in the corporation's charter or bylaws. Delaware law permits, but does not require, a classified board of directors, whereby the directors can be divided into as many as three classes with staggered terms of office, with one class of directors standing for election each year. Both the Delaware By-laws and the Delaware Certificate provide for the Board to be classified and to be divided into three classes.

     Under California law, California corporations meeting certain qualifications may amend their articles of incorporation to provide for a classified board, but for corporations not so qualified directors must be elected annually and a classified board is not permitted. The California Articles and California Bylaws now provide that all directors are to be elected annually for a term of one year. Delaware law permits, but does not require, provisions in a certificate of incorporation or bylaws that provide for a classified board of directors. To enhance continuity and stability of the Board of Directors and the policies formulated by the Board, the Delaware Certificate provides for classification of the Board of Directors (the "Classified Board Provision"). The Classified Board Provision provides that directors will be classified into three classes, as nearly equal in number as possible. Class I will hold office initially for a term expiring at the 2000 annual meeting of stockholders; Class II will hold office initially for a term expiring at the 2001 annual meeting of stockholders; and Class III will hold office initially for a term expiring at the 2002 annual meeting of stockholders. At each annual meeting of stockholders following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors have been duly elected and qualified.

     Under Delaware law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and shall have qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The Delaware Certificate will not provide otherwise.

     The Classified Board Provision will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for Escalon Delaware. Currently, a change in control of the Board of Directors of the Company can be made by stockholders holding a plurality of the votes cast at a single annual meeting of stockholders. If the stockholders approve the Proposed Reincorporation, it will take at least two annual meetings of stockholders for even a majority of stockholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

     Because of the additional time required to change control of the Board of Directors, the Classified Board Provision will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of Escalon Delaware. Because the Classified Board Provision will increase the amount of time required for a takeover bidder to obtain control of Escalon Delaware without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of Escalon Delaware's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that stockholders may feel would be in their best interests. The Classified Board Provision will also make it more difficult for the stockholders to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable. The Classified Board Provision is designed to assure continuity and stability in the Board of Directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the Classified Board Provision will assist the Board of Directors in protecting the interests of Escalon Delaware's stockholders in the event of an unsolicited offer for Escalon Delaware.

     This Classified Board Provision is intended to encourage persons seeking to acquire control of Escalon Delaware, including through proxy fights or hostile takeovers, to initiate such efforts through negotiations with the Board of Directors. The Board of Directors believes that the Classified Board Provision will help give the Board of Directors the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner which assures fair treatment of Escalon Delaware's stockholders. The Classified Board Provision is also intended to increase the bargaining leverage of the Board of Directors, on behalf of Escalon Delaware's stockholders, in any negotiations concerning a potential change of control of Escalon Delaware. The Classified Board Provision will, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial stockholder and thus could increase the likelihood that incumbent directors will retain their positions. The Classified Board Provision could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of Escalon Delaware even though such attempt might be beneficial to Escalon Delaware's stockholders.

     The Delaware Certificate contains certain provisions that could be characterized as specific "antitakeover" provisions. The Delaware Certificate permits Escalon Delaware to issue "blank check" preferred stock, with such designations, rights and preferences as may be determined from time to time by the Board of Directors, without stockholder approval. The Delaware Certificate currently authorizes the issuance of 2,000,000 shares of preferred stock, none of which are outstanding. The authorized and available preferred stock could be issued by Escalon Delaware and used to discourage a change in the control of Escalon Delaware.

     The Classified Board Provision is permitted by Delaware law and is consistent with the rules of Nasdaq on which Escalon Delaware's Common Stock will be traded. The Classified Board Provision is not being implemented as the result of any specific efforts of which Escalon California or Escalon Delaware is aware to obtain control of Escalon Delaware.

     The Classified Board Provision described herein is set forth in Exhibit B to this Proxy Statement. The preceding description of the Classified Board Provision is qualified in its entirety by reference to Exhibit B.

CUMULATIVE VOTING FOR DIRECTORS

     Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equals the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he chooses. Thus, a stockholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, under non-cumulative voting, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all the directors of the Company.

     Under California law, cumulative voting in the election of directors is mandatory upon notice given by a stockholder at a stockholders' meeting at which directors are to be elected. In order to cumulate votes a stockholder must give notice at the meeting, prior to the voting, of the stockholder's intention to vote cumulatively. If any one stockholder gives such a notice, all stockholders may cumulate their votes. However, California law permits a company, by amending its articles of incorporation or bylaws, to eliminate cumulative voting when the Company's shares are listed on a national stock exchange or traded on Nasdaq and are held by at least 800 equity security holders. The California Articles do not include such a provision.

     Cumulative voting is not available under Delaware law unless so provided in the corporation's certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

     The elimination of cumulative voting could deter investors from acquiring a minority block in the Company with a view toward obtaining a board seat and influencing Company policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of the Company, which some stockholders might deem favorable.

REMOVAL OF DIRECTORS

     Under California law, a director may be removed with or without cause by the affirmative vote of a majority of the outstanding shares, provided that the shares voted against removal would not be sufficient to elect the director by cumulative voting. Under Delaware law, unless the board is classified or cumulative voting is permitted, a director can be removed from office during his term by stockholders with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors. Since the Delaware Certificate provides for a classified board, the Delaware By-laws provide that Escalon Delaware's directors may be removed from office only for cause by the affirmative vote of the holders of a majority of shares then entitled to vote at the election of directors. The term "cause" with respect to the removal of directors is not defined in the Delaware General Corporation Law and its meaning has not been precisely delineated by the Delaware courts.

FILLING BOARD VACANCIES

     Under California law, if, after the filling of any vacancy by the directors of a corporation, the directors then in office who have been elected by the corporation's stockholders constitute less than a majority of the directors then in office, then: (i) any holder of more than 5% of the corporation's outstanding shares may call a special meeting of stockholders, or (ii) the superior court of the appropriate county may order a special meeting of the stockholders to elect the entire board of directors of the corporation. Delaware law provides that vacancies and newly created directorships may be filled by a majority of directors then in office, even if less than a quorum. If there are no directors in office the Delaware Court of Chancery may, upon application of any stockholder or stockholders having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

     Consistent with the foregoing, the proposed Delaware By-laws provide that vacancies shall be filled by the affirmative vote of a majority of directors then in office, even if such directors comprise less than a quorum of the Board of Directors.

CAPITALIZATION

     Currently, the Company's capital stock consists of 35,000,000 authorized shares of Common Stock, of which 3,242,184 shares were issued and outstanding as of September 14, 1999, and 2,000,000 authorized shares of Preferred Stock, of which no shares are issued and outstanding.

     Upon the effectiveness of the reincorporation, Escalon Delaware will have the same number of outstanding shares of Common Stock that the Company had outstanding immediately prior to the reincorporation, and no shares of Preferred Stock will be outstanding.

     The capitalization of Escalon Delaware is identical to the capitalization of the Company with the addition of a per share par value, with authorized capital stock of 35,000,000 shares of Common Stock, $.001 par value and 2,000,000 shares of Preferred Stock, $.001 par value, consistent with maintaining adequate capitalization for the current needs of the Company. Escalon Delaware's authorized but unissued shares of Common and Preferred Stock will be available for future issuance.

     Under the Delaware Certificate, as under the California Articles, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof.

     The Board of Directors may authorize the issuance of Preferred Stock for the purpose of adopting stockholder rights plans or in connection with various corporate transactions, including corporate partnering arrangements. If the reincorporation is approved, it is not the current intention of the Board of Directors to seek stockholder approval prior to any issuance of Preferred Stock, except as required by law or regulation. See "-- Antitakeover Measures."

STOCKHOLDER POWER TO CALL SPECIAL STOCKHOLDERS' MEETING

     Under California law, a special meeting of stockholders may be called by the Board of Directors, the Chairman of the Board of Directors, the President or the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Delaware Certificate and By-laws provide that such a meeting may be called only by the Board of Directors, the Chairman of the Board of Directors or the President, and not by any other person or persons.

     The Board believes this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of stockholders from prematurely forcing stockholder consideration of a proposal over the opposition of the Board by calling a special stockholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next annual meeting. Such special meetings would involve substantial expense and diversion of Board and management time, results which the Board believes to be inappropriate for an enterprise the size of the Company.

     The elimination of the procedures for stockholders to call special meetings could discourage hostile takeover attempts or tender offers for control of Escalon Delaware that might be approved by many, or indeed by a majority, of Escalon Delaware's stockholders. In addition, elimination of the ability of stockholders to call a special meeting means that a stockholder proposal to replace the Board would be restricted to only annual meetings, thereby making the removal of directors by stockholders more difficult.

ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

     Under California and Delaware law, stockholders may execute an action by written consent in lieu of a stockholder meeting. Both California and Delaware law permits a corporation to eliminate the ability of stockholders to act by written consent in its charter. The Delaware Certificate, unlike the California Articles, prohibits stockholders from acting by written consent in lieu of a meeting. In addition, the Delaware Certificate requires the affirmative vote of two-thirds of the voting power of the outstanding voting stock of the Company to amend, repeal or adopt any provision inconsistent with this restriction on action by written consent of the stockholders.

     Elimination of stockholder power to act by written consent may lengthen the amount of time required to take stockholder actions because certain actions by written consent are not subject to the minimum notice requirement of a stockholders' meeting. The elimination of stockholder power to act by written consent may deter hostile takeover attempts because of the lengthened stockholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of Escalon Delaware's capital stock will not be able to amend the Delaware By-laws or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until a stockholders' meeting is held to take any such action. The Board of Directors believes this provision, like the other provisions to be included in the Delaware Certificate and Delaware By-laws, will enhance the Board of Directors' opportunity to fully consider and effectively negotiate in the context of a takeover attempt.

ADVANCE NOTICE REQUIREMENT FOR STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     There is no specific statutory requirement under either California or Delaware law with regard to advance notice of director nominations and stockholder proposals. Absent a bylaw restriction, director nominations and stockholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that stockholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous year's annual meeting.

     By requiring advance notice of nominations by stockholders, this procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, this procedure provides the Board with an opportunity to inform stockholders of the nature of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling stockholders to better determine how to vote their shares in regard to such business.

     The advance notification procedures may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if such nominations for the election of directors or other business might be deemed by the majority of stockholders to be beneficial to the Company and its stockholders.

     The Delaware By-laws provide that, in order for director nominations or stockholder proposals to be properly brought before the annual meeting, the stockholder must have delivered timely notice to the Secretary of the corporation. To be timely under the Delaware By-laws, notice must be delivered not less than 90 nor more than 120 days prior to the first anniversary of the date on which proxy statements were first mailed to stockholders for the preceding year's annual meeting. If the date of the annual meeting has been advanced or delayed by more than 30 days from such anniversary date, the Delaware By-laws provide that notice must be received not less than five business days after the date on which public announcement of the meeting is made. These notice requirements help ensure that stockholders are aware of all proposals to be voted on at the annual meeting and have the opportunity to consider each proposal in advance of the annual meeting.

ANTITAKEOVER MEASURES

     Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with stockholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures are either not currently permitted or are more narrowly drawn under California law. Among these measures are the elimination of the right of stockholders to call special stockholders' meetings, which is described above. In addition, certain types of "poison pill" defenses (such as stockholder rights plans) discussed below have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain.

STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

     In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless specified conditions are met. Under Section 1203 of the California General Corporation Law, certain business combinations with a majority stockholder are subject to specified conditions, but there is no equivalent provision to Section 203, which addresses business combinations with a significant but not majority stockholder.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

     Section 203 only applies to Delaware corporations which have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the Nasdaq Stock Market or (iii) held of record by more than 2,000 stockholders. Since Escalon Delaware will have a class of voting stock authorized for quotation on Nasdaq, Section 203 will be immediately applicable to Escalon Delaware following the Reincorporation. A Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. Escalon Delaware does not intend to elect not to be governed by Section 203.

     Section 203 also has the effect of limiting the ability of a potential Delaware acquiror to make a two-tiered bid for Escalon Delaware in which all stockholders would not be treated equally. Stockholders should note that the application of Section 203 to Escalon Delaware will confer upon the Board the power to reject a proposed business combination, even though a potential acquiror may be offering a substantial premium for Escalon Delaware's shares over the then-current market price (assuming the stock is then publicly traded).
Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

     California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than 50% but less than 90% of the target's common stock or its affiliate unless all of the target company's stockholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority stockholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

ADDITIONAL ANTITAKEOVER MEASURES

     There can be no assurance that the Board of Directors would not adopt any further antitakeover measures available under Delaware law (some of which may not require stockholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of Escalon Delaware's stockholders may deem to be in their best interests or in which stockholders may receive a premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such transactions may not have the opportunity to do so. Stockholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of stockholders of Escalon Delaware compared with the rights of stockholders of Escalon California.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the stockholders, providing all of the stockholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less than favorable to all of the stockholders than would be available in a board-approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board of Directors to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its stockholders.

     In addition to the various antitakeover measures that would be available to Escalon Delaware after the Proposed Reincorporation due to the application of Delaware law, Escalon Delaware would retain the rights currently available to Escalon California under California law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the Proposed Reincorporation, shares of authorized and unissued Common Stock and Preferred Stock could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights that would make more difficult and, therefore, less likely, a takeover of Escalon Delaware. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of Escalon Delaware.

     It should be noted that the voting rights to be accorded to any unissued series of Preferred Stock of Escalon Delaware remain to be fixed by the Delaware Board of Directors. Accordingly, if the Delaware Board of Directors so authorizes, the holders of Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Preferred Stock could also be convertible into a large number of shares of Common Stock of Escalon Delaware under certain circumstances or have other terms which might make acquisition of a controlling interest in Escalon Delaware more difficult or more costly, including the right to elect additional directors to the Delaware Board of Directors. Potentially, the Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Escalon Delaware. Also, the Preferred Stock could be privately placed with purchasers who might side with the management of Escalon Delaware in opposing a hostile tender offer or other attempt to obtain control.

     If the Proposed Reincorporation is approved, it is not the current intention of the Board of Directors to seek stockholder approval prior to any issuance of the Delaware Preferred Stock or Common Stock of Escalon Delaware, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for stockholder approval of a specific issuance would be a detriment to Escalon Delaware and its stockholders. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of Escalon Delaware and its then existing stockholders.

AMENDMENT OF CERTIFICATE

     The California Articles provide that the provisions thereof may be amended by the affirmative vote of a simple majority of the holders of the outstanding voting stock of the Company. The Delaware Certificate provides that all provisions thereof other than certain antitakeover provisions (i.e., the classified board, elimination of the ability to act by written consent and limitation on ability to call special meetings of stockholders) may be amended by the affirmative vote of a majority of the power of the voting stock of the Company. The antitakeover provisions may be amended by the affirmative vote of 66 2/3% of the voting power of the voting stock.

AMENDMENT OF BYLAWS

     The California Bylaws provide that the provisions can be amended by the affirmative vote of the holders of a majority of the power of the voting stock of the Company. The Delaware Certificate provides that the Delaware By-laws may be amended by the affirmative vote of 66 2/3% of the voting power of the voting stock of the Company. As a result, the percentage of stockholder approval required to adopt, amend or repeal a bylaw of Escalon Delaware will be higher than the corresponding percentage with respect to the Escalon California Bylaws.

OTHER STATE LAW DIFFERENCES

  Loans to Officers, Directors and Employees.

     California law provides that any loan or guaranty (other than loans to permit the purchase of shares under certain stock purchase plans) for the benefit of any officer or director, or any employee benefit plan authorizing such loan or guaranty (except certain employee stock purchase plans), must be approved by the stockholders of a California corporation. Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both California law and Delaware law permit such loans or guaranties to be unsecured and without interest.

  Class Vote for Certain Reorganizations.

     With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the certificate of incorporation which adversely affects a specific class of shares.

     California law also requires that holders of a California corporation's Common Stock receive nonredeemable Common Stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of its Common Stock, unless all of the holders of its Common Stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a "fairness" hearing. This provision of California law may have the effect of making a cash "freezeout" merger by a majority stockholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority stockholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters' rights. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Changes Caused by Reincorporation -- Stockholder Approval of Certain Business Combinations."

  Stockholders Approval of Mergers.

     Both California and Delaware law generally require that the holders of a majority of the shares of both acquiring and target corporations approve statutory mergers with differing exceptions to this general requirement.

     Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its charter) if: (i) the merger agreement does not amend the existing charter; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and (iii) either (a) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or (b) the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     California law contains a similar exception to its voting requirements for reorganizations where stockholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83 1/3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

  Inspection of Stockholder Lists.

     California law provides for an absolute right of inspection of the stockholder list for stockholders holding 5% or more of a corporation's outstanding shares or stockholders holding 1% or more of such shares who have filed a Schedule 14A with the SEC. Delaware law provides no such absolute right of stockholder inspection. However, both California and Delaware law permit any stockholder of record to inspect the stockholder list for any purpose reasonably related to that person's interest as a stockholder.

  Appraisal Rights.

     Under both California law and Delaware law, a stockholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. The limitations on such dissenters' appraisal rights are somewhat different in California and Delaware.

     Stockholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the stockholders of one corporation own more than 5/6 of the voting power of the surviving or acquiring corporation, stockholders are denied dissenters' rights under California law. For this reason, appraisal rights will not be available to stockholders in connection with the Proposed Reincorporation.

     Under Delaware law appraisal rights are not available to stockholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the stockholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the stockholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to stockholders of a corporation surviving a merger if no vote of those stockholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

  Holding Company Reorganization.

     Section 251(g) of the Delaware General Corporation Law permits a Delaware corporation to reorganize as a holding company without stockholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a stockholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such a stockholder approval under existing law.

     Thus, the resulting holding company must be a Delaware corporation and have the same certificate of incorporation (except for provisions that could have been amended or deleted without stockholder approval), bylaws, and directors that the corporation had prior to the reorganization. The corporation or its successor must, as a result of the reorganization, become a direct or indirect wholly owned subsidiary of the holding company and must retain the same certificate of incorporation and bylaws that the corporation had prior to the reorganization (except that the capitalization may be reduced and except for the addition of the provision described in the next sentence). To ensure that the voting rights of the stockholders of the corporation are not changed or evaded as a result of the reorganization, the statute requires that the certificate of incorporation of the corporation provide that any extraordinary transactions involving the corporation be approved by the stockholders of the holding company by the same vote required of the stockholders of the corporation under the Delaware General Corporation Law and/or by the corporation's certificate of incorporation. To ensure that any restrictions on stockholders of the corporation imposed by Section 203 or any exemption from such restrictions remains unaffected by a holding company reorganization, the statute further provides that the provisions of Section 203 will apply to persons who are stockholders of the holding company immediately after the effectiveness of a holding company reorganization to the same extent that they applied to stockholders of the corporation immediately prior to the reorganization. In order for no stockholder vote to be required, a holding company reorganization must be tax-free for federal income tax purposes to stockholders of the corporation. Appraisal rights are not available to stockholders in a merger that qualifies as a holding company reorganization.

  Fairness Opinion Requirement.

     California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the stockholders must be delivered to the stockholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the stockholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision, and the stockholders of Escalon Delaware might, therefore, be deprived of an opportunity to consider such other proposal.

  Voting and Appraisal Rights in Certain Transactions.

     Delaware law does not provide stockholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock, whether in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described in the preceding section.

  Dividends.

     Under California law, any dividends or other distributions to stockholders, such as redemptions, are limited to (i) an amount that equals or exceeds the amount of retained earnings or (ii) an amount which would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the current and immediately preceding fiscal years. The Company has never paid cash dividends on its Common Stock and has no present plans to do so.

  Dissolution.

     Under California law, stockholders holding 50% or more of the total voting power of the Company may authorize the Company's dissolution, with or without the approval of the Board, and this right may not be modified by the California Articles. Under Delaware law, without the Board's approval of a dissolution of the company, a dissolution must be unanimously approved by all the stockholders entitled to vote thereon, while a dissolution that is approved by the Board only requires the approval of a simple majority of such stockholders. In the event of such Board-initiated dissolution, Delaware law allows the Company to include in the Delaware Certificate a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. The Delaware Certificate does not contain a supermajority voting requirement in connection with dissolutions.

  Stockholder Derivative Suits.

     California law provides that a stockholder bringing a derivative action on behalf of the Company need not have been a stockholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the Company only if he or she was a stockholder of the Company at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the Company or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff stockholder to furnish a security bond, while Delaware law does not.

APPLICATION OF CALIFORNIA LAW AFTER REINCORPORATION

     California law provides that if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of Escalon Delaware's business is conducted in California, and in a particular fiscal year more than 50% of Escalon Delaware's outstanding voting securities are held of record by persons having addresses in California, and (ii) the Company's shares are traded in the Nasdaq and are held by fewer than 800 equity security holders, as of its most recent annual meeting of stockholders, then Escalon Delaware would become subject to certain provisions of California law regardless of its state of incorporation. The Company does not currently meet all of the above requirements.

     Because more than 50% of Escalon Delaware's outstanding voting securities will not be held of record by persons having addresses in California, as of its most recent annual meeting of stockholders, California law will not initially apply to Escalon Delaware if the reincorporation is approved. The Company would not be subject to California law as long as it continued to not satisfy at least one of the above stated requirements.

     If Escalon Delaware were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to Escalon Delaware. Instead, Escalon Delaware could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Provided the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by Escalon California or Escalon Delaware. Each former holder of capital stock of the Company will have the same basis in the capital stock of Escalon Delaware received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each stockholder's holding period with respect to Escalon Delaware's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service (the "IRS") or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

     A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Escalon California Common Stock exchanged in the Proposed Reincorporation equal to the difference between (i) the stockholder's basis in such share and (ii) the fair market value, as of the time of the Proposed Reincorporation, of Escalon Delaware Common Stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Escalon Delaware Common Stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for such shares would not include the period during which the stockholder held Escalon California Common Stock.

     State, local and foreign income tax consequences to stockholders may vary from the federal tax consequences described above.

     The Company does not expect to recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Escalon Delaware should succeed, without adjustment, to the federal income tax attributes of Escalon California. The foregoing is only a summary of certain federal income tax consequences, and does not address all of the tax consequences of the reincorporation which may be relevant to any particular group of Stockholders. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of all of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Proposed Reincorporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE.

                                (PROPOSAL NO. 4)

                     RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has appointed the firm of Parente Randolph Orlando Carey & Associates, LLP as independent public accountants for the year ending June 30, 2000.

     The appointment of auditors is approved annually by the Board of Directors, which is based in part on the recommendations of the Audit Committee. In making its recommendations, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. This appointment will be submitted to the stockholders for ratification at the Annual Meeting.

     Although not required by law or by the Bylaws of the Company, the Board of Directors has determined that it would be desirable to request ratification of this appointment by the stockholders. If ratification is not received, the Board will reconsider the appointment. A representative of Parente Randolph Orlando Carey & Associates, LLP is expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy of the Annual Meeting and entitled to vote will be required for the ratification of the selection of the Company's auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PARENTE RANDOLPH ORLANDO CAREY AND ASSOCIATES, LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

     Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the SEC. To be considered for inclusion in the proxy statement and form of proxy relating to the 1999 annual meeting, such proposals must be received by the Company no later than June 10, 2000. Proposals should be directed to the attention of the Secretary of the Company.

ANNUAL REPORT ON FORM 10-K

     The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of such person, a copy of the Company's annual report on Form 10-K for the year ended June 30, 1999, including the financial statements, but excluding exhibits. Requests for copies of such report should be directed to the Company, Attention: Richard J. DePiano.

     EACH STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

                                    FORM OF
                          AGREEMENT AND PLAN OF MERGER
                                       OF
                             ESCALON DELAWARE, INC.
                            (A DELAWARE CORPORATION)
                                      AND
                             ESCALON MEDICAL CORP.
                           (A CALIFORNIA CORPORATION)

     THIS AGREEMENT AND PLAN OF MERGER, dated as of             , 1999 is
between Escalon Delaware, Inc., a Delaware corporation ("Escalon Delaware"), and Escalon Medical Corp., a California corporation ("Escalon California"). Escalon Delaware and Escalon California are sometimes referred to herein as the "Constituent Corporations."

                                   RECITALS:

     Escalon Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has a total authorized capital stock consisting of 35,000,000 shares of Common Stock, $.001 par value, and 2,000,000 shares of Preferred Stock, $.001 par value. As of the date hereof, and before giving effect to the transactions contemplated hereby, 100 shares of Common Stock were issued and outstanding, all of which were held by Escalon California, and no shares of Preferred Stock were outstanding.

     Escalon California is a corporation duly organized and existing under the laws of the State of California and has a total authorized capital stock consisting of 35,000,000 shares of Common Stock, without par value, and 2,000,000 shares of Preferred Stock, without par value. As of the date hereof, and before giving effect to the transactions contemplated hereby, shares of Common Stock and no shares of Preferred Stock were outstanding.

     Escalon Delaware is a wholly owned subsidiary of Escalon California.

     The Board of Directors of Escalon California has determined that, for the purpose of effecting the reincorporation of Escalon California in the State of Delaware, it is advisable and in the best interests of Escalon California that Escalon California merge with and into Escalon Delaware upon the terms and conditions herein provided.

     The respective Boards of Directors of Escalon Delaware and Escalon California have approved this Agreement and have directed that this Agreement be submitted to a vote of the stockholders of the respective corporations and be executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Escalon Delaware and Escalon California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I.  MERGER

     1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Corporations Code of the State of California, Escalon California shall be merged with and into Escalon Delaware (the "Merger"), the separate existence of Escalon California shall cease and Escalon Delaware shall change its name to "Escalon Medical Corp." Escalon Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation."

     1.2 FILING AND EFFECTIVENESS. The Merger shall not become effective until the following actions shall be completed:

          (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of Escalon California and the sole stockholder of Escalon Delaware in accordance with the requirements of the Corporations Code of the State of California and the Delaware General Corporation Law;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (d) An executed counterpart of this Agreement, a Certificate of Merger or any other document filed with the Secretary of State of the State of Delaware pursuant to Section 1.2(c) above, shall have been filed with the Secretary of State of the State of California.

     The date and time when the Merger shall become effective as aforesaid is herein called the "Effective Date of the Merger."

     1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Escalon California shall cease and Escalon Delaware, as the Surviving Corporation: (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Escalon California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Escalon California in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Escalon Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Escalon California in the same manner as if Escalon Delaware had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of the State of Delaware and the Corporations Code of the State of California.

             II.  ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Escalon Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation, except that the name of the Surviving Corporation shall be changed to "Escalon Medical Corp."

     2.2 BY-LAWS. The By-laws of Escalon Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 DIRECTORS AND OFFICERS. The directors and officers of Escalon Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the By-laws of the Surviving Corporation.

                      III.  MANNER OF CONVERSION OF STOCK

     3.1 ESCALON CALIFORNIA COMMON SHARES. Upon the Effective Date of the Merger, each share of Escalon California Common Stock, without par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by either of the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, par value $.001 per share, of the Surviving Corporation.

     3.2  ESCALON CALIFORNIA OPTIONS AND WARRANTS.

     (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including the 1989 Stock Option Plan, the 1990 Stock Option Plan, the 1991 Stock Option Plan, the 1992 Stock Option Plan, the 1993 Stock Option Plan and the 1999 Equity Incentive Plan), and all other employee benefit plans of Escalon California. Each outstanding and unexercised option and warrant to purchase Escalon California Common Stock shall become an option or warrant, as the case may be, to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Escalon California Common Stock issuable pursuant to any such option and warrant on the same terms and conditions and at an exercise price per share equal to the respective exercise price per share applicable to any such Escalon California option or warrant at the Effective Date of the Merger.

     (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and warrants equal to the number of shares of Escalon California Common Stock so reserved immediately prior to the Effective Date of the Merger.

     3.3 ESCALON DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, par value $.001 per share, of Escalon Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Escalon Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4  EXCHANGE OF CERTIFICATES.

     (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Escalon California Common Stock may surrender the same for cancellation to American Stock Transfer and Trust Company or such other agent designated by the Surviving Corporation from time to time (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Escalon California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which shares of Escalon California Common Stock and Escalon California Preferred Stock were converted in the Merger.

     (b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     (c) Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Escalon California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

     (d) If any certificate for shares of Escalon Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Escalon Delaware that such tax has been paid or is not payable.

                                  IV.  GENERAL

     4.1 COVENANTS OF ESCALON DELAWARE. Escalon Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) Qualify to do business as a foreign corporation in the State of California.

          (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Escalon Delaware of all of the franchise tax liabilities of Escalon California.

          (c) Take such other actions as may be required by the Corporations Code of the State of California.

     4.2 FURTHER ASSURANCES. From time to time, as and when required by Escalon Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Escalon California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by Escalon Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Escalon California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Escalon Delaware are fully authorized in the name and on behalf of Escalon California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Escalon California or of Escalon Delaware, or of both, notwithstanding the approval of this Agreement by the stockholders of Escalon California.

     4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock or any Constituent Corporation.

     4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is to be located at 314 State Street, Dover, Delaware 19903-0741, in the County of Kent. The name of its registered agent at such address is Capitol Corporate Services, Inc.

     4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 351 East Conestoga Road, Wayne, PA 19087, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Corporations Code of the State of California.

     4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Boards of Directors of Escalon Delaware, Inc., a Delaware corporation, and Escalon Medical Corp., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

Attest:                                                  ESCALON DELAWARE, INC.,
                                                         a Delaware corporation

By:                                                      By:
    -------------------------------------------------    ------------------------------------------
    Douglas R. McGonegal,                                    Richard J. DePiano,
    Secretary                                                President and Chief Executive Officer
Attest:                                                  ESCALON MEDICAL CORP.,
                                                         a California corporation

By:                                                      By:
    -------------------------------------------------    ------------------------------------------
    Douglas R. McGonegal,                                    Richard J. DePiano,
    Secretary                                                President and Chief Executive Officer

                                                                       EXHIBIT B

                                    FORM OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             ESCALON DELAWARE, INC.

     The undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, hereby executes this Certificate of Incorporation and hereby certifies as follows:

                                   ARTICLE 1

     The name of the corporation is Escalon Delaware, Inc. (the "Corporation").

                                   ARTICLE 2

     The address of the Corporation's registered office in the State of Delaware is 314 State Street, Dover, County of Kent, Delaware 19903-0741. The name of its registered agent at such address is Capitol Corporate Services, Inc.

                                   ARTICLE 3

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE 4

     (a) The total number of shares of stock which the Corporation shall have authority to issue is 35,000,000 shares of Common Stock with a par value $.001 per share (the "Common Stock") and 2,000,000 shares of Preferred Stock with a par value $.001 per share (the "Preferred Stock").

     (b) The Preferred Stock may be issued from time to time by the Board of Directors as herein provided in one or more series. The designations, relative rights, preferences and limitations of the Preferred Stock, and particularly of the shares of each series thereof, may, to the extent permitted by law, be similar to or may differ from those of any other series. The Board of Directors of the Corporation is hereby expressly granted authority, subject to the provisions of this Article 4, to issue from time to time Preferred Stock in one or more series and to fix from time to time before issuance thereof, by filing a certificate pursuant to the General Corporation Law of the State of Delaware, the number of shares in each such series and all designations, relative rights (including the right, to the extent permitted by law, to convert into shares of any class or into shares of any series of any class), preferences and limitations of the shares in each such series. Except as provided to the contrary in the provisions establishing a specific series of the Preferred Stock, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote irrespective of any other voting requirements set forth in Section 242(b)(2) of the Delaware General Corporation Law.

     (c) All shares of the Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to the dates, if any, from which dividends thereon may accumulate.

                                   ARTICLE 5

     The name and mailing address of the incorporator is           , 4200 One
Liberty Place, Philadelphia, Pennsylvania 19103-7396.

                                   ARTICLE 6

     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law whether adopted by them or otherwise; provided, however, that the affirmative vote of 66 2/3% of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required for stockholders to adopt, amend, alter or repeal any provision of the By-laws.

                                   ARTICLE 7

     (a) From and after the effective time of the merger (the "Merger") between the Corporation and Escalon Medical Corp., a California corporation, pursuant to
the Agreement and Plan of Merger, dated             , 1999, between the
Corporation and Escalon Medical Corp., a California corporation, no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders.

     (b) Special meetings of stockholders may be called only by the Board of Directors, the Chairman of the Board of Directors or the President, and may not be called by any other person or persons.

                                   ARTICLE 8

     (a) Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

     (b) Except as otherwise provided for or fixed by or pursuant to the provisions of Article 4 of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors providing for the issuance of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of members of the Board of Directors shall be determined by the Board of Directors in the manner set forth in the By-laws of the Corporation. The directors, other than those who may be elected by the holders of Preferred Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, shall be divided into three classes, as nearly equal in number as possible. The initial Class I Director shall be that person named as such in Article 9 of this Certificate of Incorporation, who shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the effective time of the Merger; the initial Class II Directors shall be those persons named as such in Article 9 of this Certificate of Incorporation, who shall serve for a term expiring at the second annual meeting of stockholders following the effective time of the Merger; and the initial Class III Directors shall be those persons named as such in Article 9 of this Certificate of Incorporation, who shall serve for a term expiring at the third annual meeting of stockholders following the effective time of the Merger. Each director in each such class shall hold office until his or her successor is duly elected and qualified. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the filing of this Certificate of Incorporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified.

                                   ARTICLE 9

     The powers of the Incorporator shall terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The names and classes of the persons who are to serve as the initial directors of the Corporation until their successors are duly elected and qualified, are:

Class I Director:                  William Kwan

Class II Directors:                Fred G. Choate
                                   Jeffrey F. O'Donnell
Class III Directors:               Richard J. DePiano
                                   Jay L. Federman

     The mailing address of each of the initial directors is c/o the Corporation, 351 East Conestoga Road, Wayne, Pennsylvania 19087.

                                   ARTICLE 10

     A director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director except (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; or (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. In discharging the duties of their respective positions, the Board of Directors, committees of the Board of Directors, individual directors and individual officers may, in considering the best interests of the Corporation, consider the effects of any action upon employees, suppliers and customers of the Corporation, communities in which offices or other establishments of the Corporation are located, and all other pertinent factors.

                                   ARTICLE 11

     (a) The By-laws shall determine whether and to what extent the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders. No stockholder shall have any right of inspecting any account, book or document of the Corporation, except as conferred by the law or the By-laws of the Corporation or by resolution of the stockholders.

     (b) The stockholders and directors shall have the power to hold meetings and keep the books, documents and papers of the Corporation outside the State of Delaware, at such places as may be from time to time designated by the By-laws of the Corporation or by resolution of the directors, except as otherwise required by the laws of the State of Delaware.

                                   ARTICLE 12

     The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article; provided, however, that the affirmative vote of 66 2/3% of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to amend, alter or repeal or adopt any provision inconsistent with, whether by amendment, merger or otherwise, the provisions of Article 6, 7, 8, 10 or 12 of this Certificate of Incorporation.

     The undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, does hereby make and file this Certificate of Incorporation.

Dated:             , 1999                 --------------------------------------
                                          [Name of Incorporator]

                                                                       EXHIBIT C

                                    BY-LAWS
                                       OF
                             ESCALON MEDICAL CORP.

                                   ARTICLE 1

                               CORPORATION OFFICE

     SECTION 1.1. REGISTERED OFFICE. The registered office of the Corporation shall be 314 State Street, Dover, County of Kent, Delaware 19903-0741.

     SECTION 1.2. OTHER OFFICES. The Corporation may also have such other offices, either within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may from time to time require.

                                   ARTICLE 2

                                  STOCKHOLDERS

     SECTION 2.1. PLACE AND TIME OF MEETINGS. All meetings of the stockholders shall be held at such time and place as may be fixed from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver of notice thereof. If no such place is fixed by the Board of Directors, meetings of the stockholders shall be held at the principal office of the Corporation.

     SECTION 2.2. ANNUAL MEETINGS. The annual meeting of the stockholders shall be held at such other place, date and time as shall be designated from time to time by the Board of Directors and stated in the notice of meeting or a duly executed waiver of notice thereof. At such annual meeting, the stockholders shall elect successors to the directors whose terms shall expire that year to serve for the following three years and until their successors shall have been duly elected and qualified or until their earlier resignation or removal. The stockholders also shall transact such other business as may properly be brought before the meeting and as are consistent with the provisions of the Certificate of Incorporation and these By-laws.

     SECTION 2.3.  STOCKHOLDER PROPOSALS.

     (a) STOCKHOLDER PROPOSALS RELATING TO NOMINATIONS FOR AND ELECTION OF DIRECTORS.

          (i) Nominations by a stockholder of candidates for election by stockholders at a meeting of stockholders to the Board of Directors may be made only if the stockholder complies with the procedures set forth in this
     Section 2.3(a), and any candidate proposed by a stockholder not nominated in accordance with such provisions shall not be considered or acted upon for execution at such meeting of stockholders.

          (ii) A proposal by a stockholder for the nomination of a candidate for election by stockholders as a director at any meeting of stockholders at which directors are to be elected may only be made by notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the Corporation to the attention of the Secretary of the Corporation at the principal office of the Corporation, within the time limits specified herein.

          (iii) In the case of an annual meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than 90 calendar days nor more than 120 calendar days before the first anniversary of the date on which the Corporation first mailed its proxy statement to stockholders for the annual meeting of stockholders in the immediately preceding year; provided, however, that in the case of an annual meeting of stockholders that is called for a date that is not within 30 calendar days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, any such written proposal of nomination must be received by the Board of Directors not less than five business days after the date the Corporation shall have mailed notice to its stockholders that an annual meeting of stockholders will be held or shall have issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that an annual meeting of stockholders will be held.

          (iv) In the case of a special meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than five business days after the earlier of the date that the Corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held or shall have issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of stockholders will be held.

          (v) Such written proposal of nomination shall set forth (A) the name and address of the stockholder who intends to make the nomination (the "Nominating Stockholder"), (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of shares of capital stock of the Corporation beneficially owned within the meaning of Securities and Exchange Commission Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such capital stock, (E) a description of any arrangement or understanding between each person so proposed and the stockholder(s) making such nomination with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were to be solicited for the election as a director of each person so proposed.

          (vi) If a written proposal of nomination submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors or a nominating committee established by it, to contain the information specified in clause (v) hereof or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder(s) making such nomination of such failure or deficiency in the written proposal of nomination and such nominating stockholder shall have five business days from receipt of such notice to submit a revised written proposal of nomination that corrects such failure or deficiency in all material respects.

     (b) STOCKHOLDER PROPOSALS RELATING TO OTHER THAN NOMINATIONS FOR AND ELECTIONS OF DIRECTORS.

          (i) A stockholder of the Corporation may bring a matter (other than a nomination of a candidate for election as a director, which is covered by subsection (a) of this Section 2.3) (a "Stockholder Matter") before a meeting of stockholders only if (A) such Stockholder Matter is a proper matter for stockholder action and such stockholder shall have provided notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the Corporation to the attention of the Secretary of the Corporation at the principal office of the Corporation, within the time limits specified in this Section 2.3(b) or (B) the stockholder complies with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934 relating to inclusion of stockholder proposals in the Corporation's proxy statement.

          (ii) In the case of an annual meeting of stockholders, any such written notice of presentation of a Stockholder Matter must be received by the Board of Directors not less than 90 calendar days nor more than 120 calendar days before the first anniversary of the date on which the Corporation first mailed its proxy statement to stockholders for the annual meeting of stockholders in the immediately preceding year; provided, however, that in the case of an annual meeting of stockholders that is called for a date which is not within 30 calendar days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, any such written notice of presentation of a Stockholder Matter must be received by the Board of Directors not less than five business days after the date the Corporation shall have mailed notice to its stockholders that an annual meeting of stockholders will be held, issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that an annual meeting of stockholders will be held.

          (iii) In the case of a special meeting of stockholders, any such written notice of presentation of a Stockholder Matter must be received by the Board of Directors not less than five business days after the earlier of the date the Corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held, issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of stockholders will be held.

          (iv) Such written notice of presentation of a Stockholder Matter shall set forth information regarding such Stockholder Matter equivalent to the information regarding such Stockholder Matter that would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were solicited for stockholder consideration of such Stockholder Matter at a meeting of stockholders.

          (v) If a written notice of presentation of a Stockholder Matter submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors, to contain the information specified in clause (iv) hereof or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder who submitted the written notice of presentation of a Stockholder Matter of such failure or deficiency in the written notice of presentation of a Stockholder Matter and such stockholder shall have five business days from receipt of such notice to submit a revised written notice of presentation of a matter that corrects such failure or deficiency in all material respects.

          (vi) Only Stockholder Matters submitted in accordance with the foregoing provisions of this Section 2.3(b) shall be eligible for presentation of such meeting of stockholders, and any Stockholder Matter not submitted to the Board of Directors in accordance with such provisions shall not be considered or acted upon at such meeting of stockholders.

     SECTION 2.4. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board of Directors or the President of the Corporation. Any request for a special meeting of stockholders shall be signed by the person or persons making the request and shall state the purpose or purposes of the proposed meeting. Upon receipt of any such request, it shall be the duty of the Secretary of the Corporation to call a special meeting of stockholders to be held at such time, not less than ten nor more than sixty days thereafter, as the Secretary of the Corporation may fix. If the Secretary of the Corporation shall neglect or refuse to issue such call within five days from the receipt of such request, the person or persons making the request may do so. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice of such meeting or a duly executed waiver of notice thereof.

     SECTION 2.5. NOTICE OF MEETINGS. Written notice of all meetings of stockholders other than adjourned, postponed or continued meetings of stockholders, stating the place, date and hour, and, in the case of special meetings of stockholders, the purpose or purposes thereof, shall be given not fewer than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote thereat at such address as appears on the books of the Corporation. Such notices may be given at the discretion of, or in the name of, the Board of Directors, the President, any Vice President, the Secretary or any Assistant Secretary. When a meeting is adjourned, postponed or continued it shall not be necessary to give any notice of the adjourned, postponed or continued meeting or of the business to be transacted at the adjourned, postponed or continued meeting, other than by announcement at the meeting at which such adjournment, postponement or continuation is taken.

     SECTION 2.6. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. One or more stockholders may participate in any meeting of the stockholders by means of conference telephone or similar communications equipment which enables all persons participating in the meeting to hear one another, and such person or persons shall be counted for purposes of a quorum.

     SECTION 2.7. QUORUM OF AND ACTION BY STOCKHOLDERS. The presence, in person, by proxy or by telephonic or similar communications equipment, of stockholders entitled to cast a majority of the votes which all stockholders are entitled to cast on the particular matter shall constitute a quorum for purposes of considering such matter, and, unless otherwise specifically provided by statute, the acts of such stockholders at a duly organized meeting shall be the acts of stockholders with respect to such matter. If, however, such quorum shall not be present at any meeting of the stockholders, the stockholders entitled to vote thereat present in person, by proxy or by such communications equipment may, except as otherwise provided by statute, adjourn, postpone or continue the meeting from time to time to such time and place as they may determine, without notice other than an announcement at the meeting, until a quorum shall be present in person, by proxy or by such communications equipment. At any adjourned, postponed or continued meeting at which a quorum had been present, stockholders present in person, by proxy or by such communications equipment at a duly organized and constituted meeting, can continue to do business with respect to any matter properly submitted to the meeting until adjournment, postponement or continuation thereof notwithstanding the withdrawal of enough stockholders to leave less than a quorum for the purposes of considering any particular such matter.

     SECTION 2.8. VOTING. Except as may be otherwise provided by statute or by the Certificate of Incorporation, at every meeting of the stockholders, every stockholder entitled to vote thereat shall have the right to one vote for every share having voting power standing in his name on the stock transfer books of the Corporation on the record date fixed for the meeting. No share shall be voted at any meeting if any installment is due and unpaid thereon. When a quorum exists at any meeting, the oral vote of the holders of a majority of the stock having voting power present in person, by proxy or by telephonic or similar communications equipment shall decide any question brought before such meeting, unless the question is one for which, by express provision of statute or of the Certificate of Incorporation or of these By-laws, a different vote is required. Upon demand made by a stockholder at any election of directors before the voting begins, the election shall be by ballot, in which event the vote shall be taken by written ballot, and the inspector or inspectors of election or, if none, the Secretary of the meeting, shall tabulate and certify the results of such vote.

     SECTION 2.9. VOTING BY PROXY. Every stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. Every proxy shall be executed in writing by the stockholder or his duly authorized attorney in fact and filed with the Secretary of the Corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the Secretary of the Corporation. No unrevoked proxy shall be voted or acted upon after three years from the date of its execution, unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker, unless, before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the Secretary of the Corporation.

     SECTION 2.10. RECORD DATE. The Board of Directors may fix a time, not more than sixty nor less than ten days prior to the date of any meeting of the stockholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights or the date when any change or conversion or exchange of shares will be made or go into effect, as the record date for the determination of the stockholders entitled to notice of, or to vote at, such meeting, or to receive any such allotment of rights or to exercise the rights in respect to any such change or conversion or exchange of shares. In such case, only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting or to receive payment of such dividend, or to receive such allotment of rights or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date fixed as aforesaid.

     The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of such period, and in such case written or printed notice thereof shall be mailed at least ten days before the closing thereof to each stockholder of record at the address appearing on the stock transfer books of the Corporation or supplied by him to the Corporation for the purpose of notice. While the stock transfer books of the Corporation are closed, no transfer of shares shall be made thereon.

     If no record date is fixed by the Board of Directors for the determination of stockholders who are entitled to receive notice of, or to vote at, a meeting of the stockholders, or to receive payment of any such dividend or distribution, or to receive any such allotment of rights or to exercise the rights in respect to any such change or conversion or exchange of shares, transferees of shares which are transferred on the stock transfer books of the Corporation within the ten days immediately preceding the date of such meeting, dividend, distribution, allotment of rights or exercise of such rights shall not be entitled to notice of, or to vote at, such meeting, or to receive payment of any dividend or distribution, or to receive any such allotment of rights or to exercise the rights in respect to any such change or conversion or exchange of shares.

     SECTION 2.11. STOCKHOLDERS LIST. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten days before each meeting of the stockholders, a complete alphabetical list of the stockholders entitled to vote at the meeting, with their addresses and the number of shares held by each, which list shall be kept on file either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or if not so specified, at the place where the meeting is to be held and shall be subject to inspection by any stockholder for any purpose germane to the meeting at any time during usual business hours for a period of at least ten days prior to the meeting. Such list shall be produced at the meeting and shall be kept open for inspection by any stockholder during the entire meeting. The original stock transfer books of the Corporation shall be prima facie evidence as to who are the stockholders entitled to exercise the rights of a stockholder.

     SECTION 2.12. INSPECTORS OF ELECTION. In advance of any meeting of the stockholders, the Board of Directors shall appoint inspectors of election, who need not be stockholders, to act at such meeting or any adjournment, postponement or continuation thereof. If no inspector of election is able to act at a meeting of stockholders, the chairman of any such meeting shall make such appointment at the meeting. The number of inspectors of election shall be one or three. No person who is a candidate for office shall act as an inspector of election. The inspectors of election shall do all such acts as may be proper to conduct the election or vote and such other duties as may be prescribed by statute with fairness to all stockholders, and shall make a written report of any matter determined by them and execute a certificate as to any fact found by them. If there are three inspectors of election, the decision, act or certificate of a majority shall be the decision, act or certificate of all.

     SECTION 2.13. CONDUCT OF MEETINGS. The chairman of any meeting of the stockholders shall determine the order of business and the procedure to be followed at such meeting, including such regulation of the manner of voting and the conduct of discussion as he shall deem to be fair and equitable.

                                   ARTICLE 3

                                   DIRECTORS

     SECTION 3.1.  POWERS.

     (a) GENERAL POWERS. The Board of Directors shall have all the power and authority granted by law to the Board of Directors, including all powers necessary or appropriate to the management of the business and affairs of the Corporation.

     (b) SPECIFIC POWERS. Without limiting the general powers conferred by the last preceding clause and the powers conferred by the Certificate of Incorporation and these By-laws of the Corporation, it is hereby expressly declared that the Board of Directors shall have the following powers:

          (i) To appoint any person, firm or corporation to accept and hold in trust for the Corporation any property belonging to the Corporation or in which it is interested, and to authorize any such person, firm or corporation to execute any documents and perform any duties that may be requisite in relation to any such trust;

          (ii) To appoint a person or persons to vote shares of another corporation held and owned by the Corporation;

          (iii) To nominate candidates for election by stockholders to the Board of Directors either directly or through a nominating committee established by it;

          (iv) By resolution adopted by a majority of the whole Board of Directors, to designate one or more committees in accordance with Article 4 of these By-laws;

          (v) To fix the place, time and purpose of meetings of the stockholders; and

          (vi) To fix the compensation of directors and officers for their services.

     SECTION 3.2. NUMBER AND TERMS OF DIRECTORS. Directors shall be natural persons of full age and need not be residents of Delaware or stockholders of the Corporation. The first Board of Directors shall consist of five directors. Thereafter, the number of directors shall be determined from time to time by resolution of the Board of Directors. Except as hereinafter provided in the case of vacancies, directors shall be elected by the stockholders, and each director shall be elected for a three-year term and until his successor shall be elected, subject to removal as provided by statute.

     SECTION 3.3. CLASSES. The Board of Directors shall be divided into three classes: Class I, Class II and Class III. At each annual meeting of the stockholders, the successors to the directors of the class whose term shall expire in that year shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. The number of directors in each class shall be as nearly equal as possible so that, except for temporary vacancies, the number in any class shall not exceed the number in any other class by more than one.

     SECTION 3.4.  POWERS AND DUTIES OF THE CHAIRMAN OF THE BOARD OF
DIRECTORS. The Board of Directors shall appoint one of their number as a Chairman of the Board who shall preside at all meetings of the Board of Directors and who shall have such other powers and duties as set forth in these By-laws or as may be assigned to him from time to time by the Board of Directors.

     SECTION 3.5. POWERS AND DUTIES OF THE VICE CHAIRMAN OF THE BOARD OF DIRECTORS. The Board of Directors may, in its discretion, appoint one of its number as a Vice Chairman of the Board of Directors. In the absence of the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors shall preside at all meetings of the Board of Directors. In addition, the Vice Chairman of the Board of Directors shall have such other powers and duties as may be assigned to him from time to time by the Board of Directors.

     SECTION 3.6. VACANCIES. Vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, or by the sole remaining director, as the case may be, irrespective of whether holders of any class or series of stock or other voting securities of the Corporation are entitled to elect one or more directors to fill such vacancies or newly created directorships at the next annual meeting of the stockholders. Each person so elected shall be a director until his successor is elected by the stockholders at the annual meeting of the stockholders at which the class of directors to which he was elected is up for election or at any special meeting of the stockholders prior thereto duly called for that purpose.

     SECTION 3.7. ORGANIZATION MEETINGS. The organization meeting of each newly elected Board of Directors may be held immediately following the meeting of the stockholders at which such directors were elected without the necessity of notice to such directors to constitute a legally convened meeting or at such time and place as may be fixed by a notice, or a waiver of notice, or a consent signed by all of such directors.

     SECTION 3.8. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held without call or notice at such time and place as shall from time to time be fixed by the Board of Directors.

     SECTION 3.9. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or the Secretary of the Corporation upon his own initiative or upon request of a majority of the Board of Directors on one day's notice to each director.

     SECTION 3.10. NOTICES OF MEETINGS. All meetings of the Board of Directors may be held at such times and places as may be specified in the notice of meeting or in a duly executed waiver of notice thereof.

     SECTION 3.11. PARTICIPATION AT MEETINGS. One or more directors may participate in any meeting of the Board of Directors, or of any committee thereof, by means of a conference telephone or similar communications equipment which enables all persons participating in the meeting to hear one another, and such participation in a meeting shall constitute presence in person at the meeting.

     SECTION 3.12. QUORUM. At all meetings of the Board of Directors, the presence, in person or by telephonic or similar communications equipment, of a majority of the members of the Board of Directors shall constitute a quorum for the transaction of business, and the acts of a majority of the directors present at a duly convened meeting at which a quorum is present shall be the acts of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation of the Corporation or by these By-laws. If a quorum shall not be present, in person or by telephonic or similar communications equipment, at any meeting of the Board of Directors, the directors present may adjourn, postpone or continue the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be so present.

     SECTION 3.13. ACTION BY UNANIMOUS WRITTEN CONSENT. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or a committee thereof, as the case may be, consent thereto in writing, and such consent is filed with the minutes of proceedings of the Board of Directors, or committee.

     SECTION 3.14. COMPENSATION. Directors, as such, may receive a stated salary for their services, or a fixed sum and expenses for attendance at regular or special meetings of the Board of Directors, or any committee thereof, or any combination of the foregoing as may be determined from time to time by resolution of the Board of Directors, and nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 3.15. RELIANCE ON COMPANY BOOKS AND RECORDS. A member of the Board of Directors or of any committee thereof shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Corporation by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any committee thereof, or in relying in good faith upon other records of the Corporation.

                                   ARTICLE 4

                                   COMMITTEES

     SECTION 4.1. BOARD COMMITTEES. The Board of Directors, by a vote of a majority of the whole Board of Directors, may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as a member or members and designate, if it desires, one or more directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend or to authorize the issuance of stock if the resolution that designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board of Directors may, from time to time, suspend, alter, continue or terminate any committee or the powers and functions thereof.

     SECTION 4.2. OTHER COMMITTEES. The Board of Directors may appoint committees consisting of officers or other persons, with chairmanships, vice chairmanships and secretaryships and such duties and powers as the Board of Directors may from time to time designate and prescribe. The Board of Directors may from time to time suspend, alter, continue or terminate any of such committees or the powers and functions thereof.

     SECTION 4.3. QUORUM. One-third of the members of any committee shall constitute a quorum unless the committee shall consist of one or two members, in which case one member shall constitute a quorum. All matters properly brought before any committee shall be determined by a majority vote of the members present.

     SECTION 4.4. ACTION BY UNANIMOUS WRITTEN CONSENT. Any action that may be taken by a committee at a meeting may be taken without a meeting if all members thereof consent thereto in writing and such writing is filed with the minutes of the proceedings of such committee.

     SECTION 4.5. PROCEDURES. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided by law, by the Certificate of Incorporation of the Corporation or by these By-laws. Adequate provision shall be made for notice to all members of any committee of all meetings of that committee.

                                   ARTICLE 5

                                    OFFICERS

     SECTION 5.1. ELECTION AND OFFICE. The officers of the Corporation shall be elected annually by the Board of Directors at its organization meeting and shall consist of a Chairman of the Board, a President, a Secretary and a Treasurer. The Board of Directors may also elect one or more Vice Presidents and such other officers and appoint such agents as it shall deem necessary. Each officer of the Corporation shall hold office for such term, have such authority and perform such duties as set forth in these By-laws or as may from time to time be prescribed by the Board of Directors. Any two or more offices may be held by the same person.

     SECTION 5.2. SALARIES. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

     SECTION 5.3. REMOVAL AND VACANCIES. The Board of Directors may remove any officer or agent elected or appointed at any time and within the period, if any, for which such person was elected or employed whenever in the judgment of the Board of Directors it is in the best interests of the Corporation, and all persons shall be elected and employed subject to the provisions hereof. If the office of any officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

     SECTION 5.4. POWERS AND DUTIES OF THE CHAIRMAN. The Chairman of the Board shall be the chief executive officer and a director of the Corporation. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors and shall have responsibility for the general management and control of the business and affairs of the Corporation. Unless otherwise directed by the Board of Directors from time to time, the Chairman shall have the power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other corporation.

     SECTION 5.5. POWERS AND DUTIES OF THE PRESIDENT. Unless otherwise determined by the Board of Directors, the President shall have the usual duties of a chief operating officer with general supervision over and direction of the affairs of the Corporation. In the exercise of these duties and subject to the limitations of the laws of the State of Delaware or any other applicable law, these By-laws and the actions of the Board of Directors, he may appoint, suspend, and discharge employees, agents and assistant officers, may fix the compensation of all officers and assistant officers, shall preside at all meetings of the stockholders at which he shall be present, and, unless there is a Chairman of the Board of Directors, shall preside at all meetings of the Board of Directors and shall be a member of all committees. He shall also do and perform such other duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 5.6. POWERS AND DUTIES OF VICE PRESIDENTS. Each Vice President shall have such duties as may be assigned to him from time to time by the Board of Directors, the Executive Committee or the President. In the event of a temporary absence of the President on vacation or business, the President may designate a Vice President or Vice Presidents who will perform the duties of the President in such absence. In the event of a prolonged absence of the President due to illness or disability or for any other reason, the Board of Directors shall designate a Vice President or Vice Presidents who will perform the duties of the President during such absence.

     SECTION 5.7. POWERS AND DUTIES OF THE SECRETARY. The Secretary of the Corporation shall attend all meetings of the Board of Directors and of the stockholders and shall keep accurate records thereof in one or more minute books kept for that purpose, shall give, or cause to be given, the required notice of all meetings of the stockholders and of the Board of Directors, shall keep in safe custody the corporate seal of the Corporation and affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of the Treasurer or any Assistant Secretary or Assistant Treasurer of the Corporation. The Secretary also shall keep, or cause to be kept, the stock certificate books, stock transfer books and stock ledgers of the Corporation, in which shall be recorded all stock issues, transfers, the dates of same, the names and addresses of all stockholders and the number of shares held by each, shall, when necessary, prepare new certificates upon the transfer of shares and the surrender of the old certificates, shall cancel such surrendered certificates and shall perform such other duties as may be assigned to him by the President.

     SECTION 5.8. POWERS AND DUTIES OF THE TREASURER. The Treasurer of the Corporation shall have the custody of the Corporation's funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as shall be designated by the President, shall disburse the funds of the Corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, shall render to the President and the Board of Directors, at the regular meetings of the Board of Directors or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation and shall have the right to affix the seal of the Corporation to any instrument requiring it, and to attest to the same by his signature and, if so required by the Board of Directors, he shall give bond in such sum and with such surety as the Board of Directors may from time to time direct.

     SECTION 5.9. DESIGNATION OF A CHIEF FINANCIAL OFFICER. The Board of Directors shall have the power to designate from among the President, any Vice President or the Treasurer of the Corporation a Chief Financial Officer who shall be deemed the principal financial and accounting officer. In the event that the Treasurer is not designated by the Board of Directors as the Chief Financial Officer, the Treasurer shall report to the Chief Financial Officer from time to time concerning all duties which the Treasurer is obligated to perform and the Chief Financial Officer shall, subject to the reasonable direction of the President or the Board of Directors, at his election, assume such of the duties of the Treasurer as are provided in Section 5.8 hereof as he shall deem appropriate.

                                   ARTICLE 6

                                INDEMNIFICATION

     SECTION 6.1. INDEMNIFICATION. Subject to Section 6.2 hereof, the Corporation shall indemnify any director or officer of the Corporation and any director or officer of its subsidiaries against expenses, including legal fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him to the fullest extent now or hereafter permitted by law in connection with any threatened, pending or completed action, suit or proceeding, whether derivative or nonderivative, and whether civil, criminal, administrative or investigative, brought or threatened to be brought against him by reason of his performance or status as a director or officer of the Corporation, any of its subsidiaries or any other entity in which he was serving at the request of the Corporation or in any other capacity on behalf of the Corporation, its parent or any of its subsidiaries if such officer or director acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Notwithstanding the foregoing, in the case of any threatened, pending or completed action or suit by or in the right of the Corporation, no indemnification shall be made in respect of any claim, issue or matter as to which such officer or director shall have been adjudged to be liable to the Corporation unless and only to the extent the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     The Board of Directors by resolution adopted in each specific instance may similarly indemnify any person other than a director or officer of the Corporation for liabilities incurred by him in connection with services rendered by him for or at the request of the Corporation or any of its subsidiaries.

     The provisions of this Section 6.1 shall be applicable to all actions, suits or proceedings commenced after its adoption, whether such arise out of acts or omissions which occurred prior or subsequent to such adoption and shall continue as to a person who has ceased to be a director or officer or to render services for or at the request of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. The rights of indemnification provided for herein shall not be deemed the exclusive rights to which any director, officer, employee or agent of the Corporation may be entitled.

     Notwithstanding any provision of this Article 6 to the contrary, the Corporation shall not be required to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person.

     SECTION 6.2. AUTHORIZATION AND DETERMINATION OF INDEMNIFICATION. Any indemnification under this Article 6, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standard of conduct as specified in Section 6.1 of this Article 6. A person shall be deemed to have met such applicable standard of conduct if his action is based on the records or books of account of the Corporation or another enterprise (provided that such records or books of account have in each case been prepared by persons whom the person relying thereon reasonably believes to be professionally or expertly competent to prepare such records or books of account), or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise.

     Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not attainable or, even if attainable, a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. To the extent, however, that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

     The provisions of this Section 6.2 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met such applicable standard of conduct.

     SECTION 6.3. ADVANCES. Expenses incurred in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 6.

     SECTION 6.4. SCOPE AND ALTERATION OF INDEMNIFICATION PROVISIONS. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article 6 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, contract, vote of the stockholders or disinterested directors or pursuant to the direction, howsoever embodied, of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of, and advancement of expenses to, the persons specified in Section 6.1 of this Article 6 shall be made to the fullest extent permitted by law.

     To this end, the provisions of this Article 6 shall be deemed to have been amended for the benefit of such persons effective immediately upon any modification of the General Corporation Law of the State of Delaware which expands or enlarges the power or obligation of corporations organized under such law to indemnify, or advance expenses to, such persons. The provisions of this
Article 6 shall not be deemed to preclude the indemnification of, or advancement of expenses to, any person who is not specified in this Section 6.4 or Section
6.1 of this Article 6 but whom the Corporation has the power or obligation to indemnify, or to advance expenses for, under the provisions of the General Corporation Law of the State of Delaware or otherwise.

     Notwithstanding any contrary determination in the specific case under
Section 6.2 of this Article 6, and notwithstanding the absence of any determination thereunder, any director, officer or employee may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Section 6.1 of this Article 6. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standards of conduct set forth in Section 6.1 of this Article 6. Notice of any application for indemnification pursuant to this Section 6.4 shall be given to the Corporation promptly upon the filing of such application.

     SECTION 6.5. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article 6.

     SECTION 6.6. DEFINITIONS. For purposes of this Article 6, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer or employee of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article 6 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. The term "another enterprise" as used in this Article 6 shall mean any other corporation or any partnership, joint venture, trust or other entity of which such person is or was serving at the request of the Corporation as a director, officer or employee and shall include employee benefit plans.

                                   ARTICLE 7

                                 CAPITAL STOCK

     SECTION 7.1. STOCK CERTIFICATES. The certificates for shares of the Corporation's capital stock shall be numbered and registered in a share register as they are issued, shall bear the name of the registered holder, the number and class of shares represented thereby and the par value of each share or a statement that such shares are without par value, as the case may be, shall be signed by the Chairman of the Board or the President or any Vice President of the Corporation and the Secretary, any Assistant Secretary or the Treasurer of the Corporation or any other person properly authorized by the Board of Directors and shall bear the seal of the

Corporation, which seal may be a facsimile engraved or printed. Where the certificate is signed by a transfer agent or a registrar, the signature of any corporate officer on such certificate may be a facsimile engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise, before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer had not ceased to be such at the date of its issue.

     SECTION 7.2. TRANSFER OF SHARES. Upon surrender to the Corporation of a share certificate duly endorsed by the person named in the certificate or by an attorney duly appointed in writing and accompanied where necessary by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate canceled and the transfer recorded upon the stock transfer books and share register of the Corporation.

     SECTION 7.3. LOST CERTIFICATES. Should any stockholder of the Corporation allege the loss, theft or destruction of one or more certificates for shares of the Corporation and request the issuance by the Corporation of a substitute certificate therefor, the Board of Directors may direct that a new certificate of the same tenor and for the same number of shares be issued to such person upon such person's making of an affidavit in form satisfactory to the Board of Directors setting forth the facts in connection therewith, provided that prior to the receipt of such request the Corporation shall not have either registered a transfer of such certificate or received notice that such certificate has been acquired by a bona fide purchaser. When authorizing such issuance of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance of such certificate, require the owner of such lost, stolen or destroyed certificate, or his heirs or legal representatives, as the case may be, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such form and for such sum and with such surety or sureties, with fixed or open penalty, as shall be satisfactory to the Board of Directors, as indemnity for any liability or expense which it may incur by reason of the original certificate remaining outstanding.

                                   ARTICLE 8

                                CHECKS AND NOTES

     All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                   ARTICLE 9

                                  FISCAL YEAR

     The fiscal year of the Corporation shall be as determined from time to time by resolution of the Board of Directors.

                                   ARTICLE 10

                                      SEAL

     The seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                   ARTICLE 11

                        NOTICES; COMPUTING TIME PERIODS

     SECTION 11.1. METHOD AND CONTENTS OF NOTICE. Whenever notice is required to be given to any director, committee member, officer, stockholder, employee or agent, whether pursuant to law, the Certificate of Incorporation of the Corporation or these By-laws, it shall not be construed to mean personal notice, but such notice may be given, in the case of stockholders, in writing, by depositing the same in the mail, postage prepaid, or by overnight carrier addressed to such stockholder at his last known address as the same appears on the books of the Corporation, and, in the case of directors, committee members, officers, employees and agents, by telephone, or by mail, postage prepaid, or by prepaid telegram at his last known address as the same appears on the books of the Corporation. All notices shall be deemed to be given when mailed, telegraphed or telephoned.

     SECTION 11.2. WAIVER OF NOTICE. Any written notice required to be given to any person may be waived in a writing signed by the person entitled to such notice whether before or after the time stated therein. Attendance of any person entitled to notice, whether in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting, except where any person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened. Where written notice is required for any meeting, the waiver thereof must specify the purpose only if it is for a special meeting of the stockholders.

                                   ARTICLE 12

                               BOOKS AND RECORDS

     The Board of Directors shall determine from time to time whether, when and under what conditions and regulations, the books and records of the Corporation (except such as may by statute be specifically open to inspection) shall be open to the inspection of the stockholders, and the stockholders' rights in this respect are and shall be restricted and limited accordingly.

                                   ARTICLE 13

                                   AMENDMENTS

     These By-laws may be altered, amended or repealed (i) by the affirmative vote of the holders of at least 66 2/3% of the voting power of the capital stock of the Corporation entitled to vote thereon at any annual or special meeting duly convened after notice to the stockholders of that purpose or (ii) by a majority vote of the members of the Board of Directors at any regular or special meeting of the Board of Directors duly convened after notice to the Board of Directors of that purpose, subject always to the power of the stockholders to change such action of the Board of Directors by the vote of the stockholders required in clause (i) of this Article 13.

                                   ARTICLE 14

                           INTERPRETATION OF BY-LAWS

     All words, terms and provisions of these By-laws shall be interpreted and defined by and in accordance with the General Corporation Law of the State of Delaware, as amended, and as amended from time to time hereafter.

Adopted October   , 1999

PROXY                                                                      PROXY

                              ESCALON MEDICAL CORP.
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 9, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Richard J. DePiano and Douglas R. McGonegal, or either of them acting alone in the absence of the other, the attorneys, agents and proxies of the undersigned, with full powers of substitution (the "Proxies"), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") of Escalon Medical Corp. (the "Company") to be held at the offices of Duane, Morris & Heckscher LLP, One Liberty Place, 1650 Market Street, Philadelphia, PA 19103-7396, on November 9, 1999 at 9:00 a.m. or any adjournment or continuation thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

1.  ELECTION OF DIRECTORS    [ ] FOR all nominees     [ ] WITHHOLD AUTHORITY
                             listed below (except         to vote for the all
                             as marked to contrary)       nominees

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE FOLLOWING LIST:

Richard J. DePiano           Jay L. Federman, M.D.          Jeffrey M. O'Donnell
Fred G. Choate               William Kwan

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH OF THE NOMINEES IN PROPOSAL 1.

2.       PROPOSAL TO APPROVE THE COMPANY'S 1999 EQUITY INCENTIVE PLAN.

         FOR [ ]                 AGAINST [ ]                      ABSTAIN [ ]

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 2.

3. PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE.

         FOR [ ]                 AGAINST [ ]                      ABSTAIN [ ]

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 3.

4. PROPOSAL TO RATIFY THE SELECTION OF PARENTE RANDOLPH ORLANDO CAREY & ASSOCIATES, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

         FOR [ ]                 AGAINST [ ]                      ABSTAIN [ ]

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 4.

5. OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may come before the Annual Meeting and any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.

          IMPORTANT - PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN
              THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


         This Proxy when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted "FOR" each director nominee, "FOR" the approval of the Company's 1999 Equity Incentive Plan, "FOR" the approval of the reincorporation of the Company from California to Delaware, and "FOR" the ratification of Parente Randolph Orlando Carey & Associates, LLP as the independent auditors of the Company. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors. Proxies are authorized to cumulate votes and distribute such votes among some or all nominees in the event that cumulative voting is invoked by any stockholder. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and electing to vote in person.


         Please sign exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian or corporate officer, please give full title.


                  DATE _________________________________, 1999


                  ____________________________________________
                  SIGNATURE

                  ____________________________________________
                  SIGNATURE


                  I Do [ ] I Do Not [ ] expect to attend the meeting.


                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.